EXHIBIT 99.2

SALE AND SERVICING AGREEMENT

among

JOHN DEERE OWNER TRUST 2022

Issuing Entity

JOHN DEERE RECEIVABLES LLC

Seller

and

JOHN DEERE CAPITAL CORPORATION

Servicer

Dated as of March 16, 2022

TABLE OF CONTENTS

		Page
ARTICLE I
Definitions

SECTION 1.01	Definitions	1
SECTION 1.02	Other Definitional Provisions	15
SECTION 1.03	Calculations	16

ARTICLE II
Conveyance of Receivables

SECTION 2.01	Conveyance of Receivables	16
SECTION 2.02	Waiver	17

ARTICLE III
The Receivables

SECTION 3.01	Representations and Warranties of Seller	17
SECTION 3.02	Repurchase by Seller upon Breach	17
SECTION 3.03	Custody of Receivable Files	18
SECTION 3.04	Duties of Servicer as Custodian	19
SECTION 3.05	Instructions; Authority to Act	20
SECTION 3.06	Custodian’s Indemnification	20
SECTION 3.07	Effective Period and Termination	20

ARTICLE IV
Administration and Servicing of Receivables

SECTION 4.01	Duties of Servicer	21
SECTION 4.02	Collection of Receivable Payments	22
SECTION 4.03	Realization upon Receivables	22
SECTION 4.04	Physical Damage Insurance	22
SECTION 4.05	Maintenance of Security Interests in Financed Equipment	22

i

ARTICLE VI
The Seller

SECTION 6.01	Representations of Seller	35
SECTION 6.02	Limited Liability Company Existence	36
SECTION 6.03	Liability of Seller; Indemnities	37
SECTION 6.04	Merger or Consolidation of, or Assumption of the Obligations of, Seller	38
SECTION 6.05	Limitation on Liability of Seller and Others	38
SECTION 6.06	Seller May Own Notes; Retention of the Certificate	38

ARTICLE VII
The Servicer

SECTION 7.01	Representations of Servicer	38
SECTION 7.02	Indemnities of Servicer	40
SECTION 7.03	Merger or Consolidation of, or Assumption of the Obligations of, Servicer	42
SECTION 7.04	Limitation on Liability of Servicer and Others	42
SECTION 7.05	JDCC Not to Resign as Servicer	43
SECTION 7.06	Servicer to Act as Administrator	43

ARTICLE VIII
Default

SECTION 8.01	Servicer Default	43
SECTION 8.02	Appointment of Successor	45
SECTION 8.03	Notification to Noteholders and the Certificateholder	46
SECTION 8.04	Waiver of Past Defaults	46

ARTICLE IX
Termination

SECTION 9.01	Optional Purchase of All Receivables and Termination	46

ARTICLE X
Miscellaneous Provisions

SECTION 10.01	Amendment	47
SECTION 10.02	Protection of Title to Trust	48
SECTION 10.03	Notices	51

SECTION 10.04	Assignment	51
SECTION 10.05	Limitations on Rights of Others	51
SECTION 10.06	Severability	51
SECTION 10.07	Electronic Signatures; Separate Counterparts	51
SECTION 10.08	Headings	52
SECTION 10.09	Governing Law	52
SECTION 10.10	Assignment to Indenture Trustee	52
SECTION 10.11	Nonpetition Covenants	52
SECTION 10.12	Limitation of Liability of Owner Trustee and Indenture Trustee	53
SECTION 10.13	Additional Securities	53

ARTICLE XI
Asset Representations Review; Dispute Resolution; Investor Communications

SECTION 11.01	Asset Representations Review	53
SECTION 11.02	Dispute Resolution	55
SECTION 11.03	Investor Communications	58
SECTION 11.04	Replacement of Asset Representations Reviewer	58

SCHEDULES

SCHEDULE A	– Schedule of Receivables
SCHEDULE B	– Location of Receivable Files
SCHEDULE C	– List of Fiscal Months
SCHEDULE D	– Servicer’s Certificate
SCHEDULE E	– Statement to Certificateholder
SCHEDULE F	– Statement to Noteholders
SCHEDULE G	– Payment and Deposit Instructions to Indenture Trustee
APPENDIX A	– Servicing Criteria

This SALE AND SERVICING AGREEMENT dated as of March 16, 2022, among JOHN DEERE OWNER TRUST 2022, a Delaware statutory trust (the “Issuing Entity”), JOHN DEERE RECEIVABLES LLC, a Nevada limited liability company (the “Seller”), and JOHN DEERE CAPITAL CORPORATION, a Delaware corporation (“JDCC” or the “Servicer”).

WHEREAS the Issuing Entity desires to purchase a portfolio of receivables arising in connection with agricultural and construction equipment retail installment sale and loan contracts generated by JDCC in the ordinary course of business;

WHEREAS the Seller has purchased such receivables from JDCC and desires to sell such receivables to the Issuing Entity; and

WHEREAS JDCC desires to service such receivables.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

“Account Bank” means a bank or trust company that qualifies as an Eligible Institution and holds the Trust Accounts. The initial Account Bank shall be U.S. Bank National Association, in its role as Securities Intermediary under Section 8.03(d) of the Indenture.

“Administration Agreement” means the Administration Agreement dated as of March 16, 2022, among the Trust, JDCC, as Administrator, and U.S. Bank Trust Company, National Association, as indenture trustee, as the same may be amended and supplemented from time to time.

“Administration Fee” means the fee payable to the Administrator pursuant to Section 3 of the Administration Agreement.

“Administrator” means the administrator under the Administration Agreement.

“ADR Proceeding” means either a binding arbitration or a mediation (including non-binding arbitration).

“Agreement” means this Sale and Servicing Agreement, as the same may be amended and supplemented from time to time.

“Amount Financed” with respect to a Receivable means the amount advanced under the Receivable toward the purchase price of the related Financed Equipment and any related costs.

“Annual Percentage Rate” or “APR” of a Receivable means the fixed annual rate of finance charges specified in the related Contract.

“Arbitration Rules” means FINRA’s Code of Arbitration Procedure and Code of Mediation Procedure.

“ARR Receivable” means a Receivable as to which the related Obligor is 60 days or more delinquent in payments due and owed as of the end of the Collection Period immediately preceding the date on which the requisite percentage of Noteholders and Note Owners have voted to direct an Asset Representations Review.

“Asset Representations Review” means, following the occurrence of a Delinquency Trigger, the review of the ARR Receivables to be undertaken by the Asset Representations Reviewer pursuant to the terms of the Asset Representations Review Agreement.

“Asset Representations Review Agreement” means the Asset Representations Review Agreement, dated as of March 16, 2022, among the Asset Representations Reviewer, the Issuing Entity and the Servicer.

“Asset Representations Review Fee” means the fee payable to the Administrator pursuant to Section 4.01(b) of the Asset Representations Review Agreement.

“Asset Representations Reviewer” means Clayton Fixed Income Services LLC, or any successor Asset Representations Reviewer under the Asset Representations Review Agreement.

“Certificate” means the Certificate (as defined in the Trust Agreement).

“Certificate Distribution Account” has the meaning assigned to such term in the Trust Agreement.

“Certificateholder” has the meaning assigned to such term in the Trust Agreement.

“Class A-1 Note Final Payment Date” means March 15, 2023.

“Class A-1 Note Interest Rate” means a rate per annum equal to 0.88886%.

“Class A-1 Notes” means the Class A-1 Notes (as defined in the Indenture).

“Class A-2 Note Final Payment Date” means October 15, 2024.

“Class A-2 Note Interest Rate” means a rate per annum equal to 1.90%.

“Class A-2 Notes” means the Class A-2 Notes (as defined in the Indenture).

“Class A-3 Note Final Payment Date” means September 15, 2026.

“Class A-3 Note Interest Rate” means a rate per annum equal to 2.32%.

“Class A-3 Notes” means the Class A-3 Notes (as defined in the Indenture).

“Class A-4 Note Final Payment Date” means January 16, 2029.

“Class A-4 Note Interest Rate” means a rate per annum equal to 2.49%.

“Class A-4 Notes” means the Class A-4 Notes (as defined in the Indenture).

“Closing Date” means March 16, 2022.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collection Account” means the account designated as such, established and maintained pursuant to Section 5.01.

“Collection Period” means, with respect to the first Payment Date, the period from and excluding the Cut-off Date through the Fiscal Month ending on March 27, 2022 and, with respect to each subsequent Payment Date, the Fiscal Month ending immediately preceding such Payment Date. Any amount stated “as of the close of business on the last day of a Collection Period” shall give effect to the following calculations as determined as of the end of the day on such last day: (1) all applications of collections and (2) all distributions to be made on the following Payment Date.

“Commission” means the United States Securities and Exchange Commission.

“Contract” means an agricultural or construction equipment retail installment sale or loan contract.

“Corporate Trust Office” means the office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at 190 South LaSalle Street, 7th Floor, Mail Code MK-IL-SL7R, Chicago, IL 60603, Attention: JDOT 2022; or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders and the Seller, or the corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders and the Seller).

“Current Principal Distribution Amount” means, with respect to any Payment Date, an amount equal to the Note Value at the beginning of the related Collection Period less the Note Value at the end of that Collection Period.

“Cut-off Date” means January 30, 2022.

“Dealer” means the dealer who sold an item of Financed Equipment securing a Receivable.

“Deere” means Deere & Company, a Delaware corporation, and its successors.

“Delinquent” means a Scheduled Payment determined by the Servicer to be past due in accordance with its normal practices, subject to Article IV relating to the administration and servicing of the Receivables.

“Delinquency Trigger” shall mean, with respect to a Collection Period, when (1) the ratio, expressed as a percentage, of (x) the Payoff Amount of all Receivables that are 60 or more days Delinquent as of the last day of such Collection Period (excluding Purchased Receivables and Liquidated Receivables) and (y) the Pool Balance as of the last day of such Collection Period, exceeds (2) the Delinquency Trigger Percentage.

“Delinquency Trigger Percentage” equals 14.60%.

“Delivery” when used with respect to Trust Account Property the perfection and priority in which is governed by Article 8 of the UCC or the Federal Book-Entry Regulations means:

(a) with respect to bankers’ acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute “instruments” within the meaning of Section 9-102(47) of the UCC (other than certificated securities) and are susceptible to physical delivery, transfer thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Property to the Indenture Trustee or its nominee or custodian free and clear of any adverse claims, consistent with changes in applicable law or regulations or the interpretation thereof;

(b) with respect to a “certificated security” (as defined in Section 8-102(a)(4) of the UCC), transfer thereof (i) by physical delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, (ii) by physical delivery of such certificated security in registered form to a “securities intermediary” (as defined in Section 8-102(a)(14) of the UCC) acting on behalf of the Indenture Trustee if the certificated security has been specially endorsed to the Indenture Trustee by an effective endorsement;

(c) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary which is also a “depository” pursuant to applicable Federal regulations and issuance by such securities intermediary of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the identification by the Federal Reserve Bank of such book-entry certificates on its records being credited to the securities intermediary’s participant’s securities account; the making by such securities intermediary of entries in its books and records identifying such book-entry security held through the Federal Reserve System pursuant to Federal book-entry regulations as belonging to the Indenture Trustee or its nominee or custodian and indicating that such custodian holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

(d) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (c) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee, or by another Person (not a securities intermediary) either becoming the registered owner of the uncertificated security on behalf of the Indenture Trustee, or having become the registered owner, acknowledging that it holds for the Indenture Trustee, or the issuer thereof agreeing that it will comply with instructions originated by the Indenture Trustee without further consent of the registered owner thereof;

(e) with respect to a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) to the extent not covered by paragraphs (a) through (d) above, if a securities intermediary (i) indicates by book entry that such financial asset has been credited to the Indenture Trustee’s “securities account” (as defined in Section 8-501(a) of the UCC), (ii) receives a financial asset from the Indenture Trustee or acquires a financial asset for the Indenture Trustee, and in either case, accepts it for credit to the Indenture Trustee’s securities account, (iii) becomes obligated under other law, regulation or rule to credit a financial asset to the Indenture Trustee’s securities account, or (iv) has agreed that it will comply with “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) originated by the Indenture Trustee without further consent by the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC); and

(f) in each case of delivery contemplated herein, the Indenture Trustee shall make appropriate notations on its records, and shall cause the same to be made on the records of its nominees, indicating that securities are credited to the appropriate Trust Account and held in trust pursuant to and as provided in this Agreement.

“Depositor” means the Seller in its capacity as Depositor under the Trust Agreement.

“Determination Date” means, with respect to any Payment Date, the second Business Day prior to such Payment Date.

“Eligible Deposit Account” means either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the unsecured debt obligations of such depository institution shall have a credit rating of at least “F1” or “A” from Fitch and a credit rating from each other Rating Agency in one of its generic rating categories which signifies investment grade.

“Eligible Institution” means (a) the corporate trust department of the Indenture Trustee, the Paying Agent or the Securities Intermediary; provided that the Indenture Trustee, the Paying Agent or the Securities Intermediary, as applicable, shall have a credit rating of at least “F1” or “A” or its equivalent by each of the Rating Agencies or (b) a depository institution organized under the laws of the United States of America or any State or the District of Columbia (or any domestic branch of a foreign bank), (1)(i) which has a long-term unsecured debt rating, short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC or (2)(i) the parent of which has a long-term unsecured debt rating, short-term unsecured debt rating or certificate of deposit rating acceptable to the Rating Agencies and (ii) whose deposits are insured by the FDIC. If so qualified, the Indenture Trustee, the Owner Trustee, U.S. Bank Trust Company, National Association, U.S. Bank National Association, acting as Account Bank, or Computershare Delaware Trust Company may be considered an Eligible Institution for the purposes of clause (b) of this definition.

“Eligible Investments” mean book-entry securities, negotiable instruments or securities represented by instruments in bearer or registered form which evidence:

(a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

(b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or State banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each of the Rating Agencies, in the highest investment category granted thereby;

(c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each of the Rating Agencies in the highest investment category granted thereby;

(d) investments in money market mutual funds having a rating at the time of such investment of no less than the highest rating applicable thereto by each of the Rating Agencies (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

(e) bankers’ acceptances issued by any depository institution or trust company referred to in clause (b) above;

(f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof, the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (b); and

(g) any other investment permitted by each of the Rating Agencies in writing; provided, however, that if an investment would be an Eligible Investment solely by virtue of clause (b), (c), (d), (e) or (f) and has a remaining maturity of more than 30 days at the time of its acquisition by the Indenture Trustee, then such investment shall be an Eligible Investment only if the long-term unsecured debt rating of the obligor on such investment is at least “A1” by Moody’s and at least “F1+” or “AA-“ by Fitch.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Act Reports” means information, documents or reports required to be filed with the Commission pursuant to Section 13 or 15(d) of the Exchange Act.

“FDIC” means the Federal Deposit Insurance Corporation.

“Financed Equipment” means an item of agricultural or construction equipment, together with all accessions thereto, which was purchased by an Obligor pursuant to the terms of the related Contract and securing such Obligor’s indebtedness under the respective Receivable.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fiscal Month” means a fiscal month specified in Schedule C, as may be amended from time to time by the delivery by the Servicer to the Seller, the Owner Trustee and the Indenture Trustee of a new Schedule C hereto listing the fiscal months; provided, however, that the fiscal months on any such new Schedule C shall have the ranges of number of days generally similar to the ranges of the number of days in the fiscal months set forth in the original Schedule C hereto and shall not result in a Collection Period that does not allow the Servicer a sufficient amount of time to perform the calculations required of it hereunder in respect of such Collection Period prior to the related Determination Date.

“Fitch” means Fitch Ratings, Inc., or its successor.

“Form 10-D Disclosure Item” shall mean with respect to any Person, any litigation or governmental proceedings pending against such Person, or any of the Trust, the Depositor, the Indenture Trustee, the Owner Trustee or the Servicer if such Person has actual knowledge thereof, in each case that would be material to the Noteholders.

“Form 10-K Disclosure Item” shall mean with respect to any Person, (a) any Form 10-D Disclosure Item and (b) any affiliations or relationships between such Person and any Item 1119 Party to the extent such Person has actual knowledge thereof.

“Indenture” means the Indenture dated as of March 16, 2022, between the Issuing Entity and the Indenture Trustee, as the same may be amended and supplemented from time to time.

“Indenture Trustee” means U.S. Bank Trust Company, National Association solely in its capacity as indenture trustee under the Indenture and not in its individual capacity, its successors in interest and any successor indenture trustee under the Indenture.

“Initial Pool Balance” means the Pool Balance as of the Cut-off Date, which is $1,321,053,986.87.

“Insolvency Event” means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person’s affairs, and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

“Insolvency Proceeds” shall have the meaning set forth in Section 9.01(b).

“Investment Earnings” means, with respect to any Payment Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in the Trust Accounts to be deposited into the Collection Account on such Payment Date pursuant to Section 5.01(b).

“Item 1119 Party” shall mean the parties specified in Item 1119 of Regulation AB, which are the Issuing Entity, the Seller, JDCC, as the sponsor (as defined in Item 1101(l) of Regulation AB), the Servicer, the Sub-Servicer, the Indenture Trustee, the Asset Representations Reviewer, each Subcontractor and the Owner Trustee.

“JDCC” means John Deere Capital Corporation, a Delaware corporation, and its successors.

“JDCC System” shall mean the technology system used by the Seller comprised of proprietary and third party software, hardware and other related technology materials that permit the origination of electronic contracts entered into in connection with the sale of equipment and evidenced by a record or records consisting of information stored in an electronic medium and maintained in such system.

“Lien” means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics’ liens and any liens which attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

“Liquidated Receivable” means any Receivable liquidated by the Servicer through the sale or other disposition of the Financed Equipment or which the Servicer has determined to charge-off without realizing upon the Financed Equipment.

“Liquidation Proceeds” means, with respect to any Liquidated Receivable, the moneys collected in respect thereof, from whatever source (including the proceeds of insurance policies with respect to the related Financed Equipment or Obligor but excluding any amounts from Dealer reserves) on a Liquidated Receivable during the Fiscal Month in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer in connection with such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

“Moody’s” means Moody’s Investors Service, Inc., or its successor.

“Note Distribution Account” means the account designated as such, established and maintained pursuant to Section 5.01.

“Note Interest Rate” means the per annum interest rate borne by a Note.

“Note Monthly Principal Distributable Amount” means, for any Payment Date, the Principal Distributable Amount; provided, that the Note Monthly Principal Distributable Amount shall not exceed the aggregate outstanding principal balance of the Notes; provided, further, that on (i) the Class A-1 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-1 Notes, (ii) the Class A-2 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-2 Notes, (iii) the Class A-3 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-3 Notes and (iv) the Class A-4 Note Final Payment Date, the Note Monthly Principal Distributable Amount will at least equal the outstanding principal balance of the Class A-4 Notes.

“Note Value” means, with respect to any day, the present value of the unpaid Scheduled Payments on the Receivables, discounted at an annual rate equal to 5.10%. For purposes of calculating Note Value, in the case of a defaulted Receivable: (a) prior to the time at which such defaulted Receivable becomes a Repossessed Receivable or a 180-day Receivable, the Scheduled Payments on such Receivable will be computed based on the amounts that would have been the Scheduled Payments had such default not occurred; (b) at the earlier of the time at which such defaulted Receivable becomes a Repossessed Receivable or a 180-day Receivable, the amount added to the Note Value with respect to such Receivable will be the estimated realizable value of such Receivable, as determined by the Servicer in accordance with its normal servicing procedures and (c) after the time such defaulted Receivable becomes a Liquidated Receivable, and after the payment of a Purchase Amount in respect of a Purchased Receivable, there shall be deemed to be no Scheduled Payments due on such Receivable.

“Noteholders’ Distributable Amount” means, with respect to any Payment Date, the sum of (a) the accrued and unpaid interest on the Notes for such Payment Date and (b) the Note Monthly Principal Distributable Amount.

“Notes” means the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

“Obligor” on a Receivable means the purchaser or co-purchasers of the Financed Equipment and any other Person who owes payments under the Receivable.

“Officers’ Certificate” means a certificate signed by (a) the chairman of the board, the president, any vice president, the treasurer or any assistant treasurer and (b) the secretary or any assistant secretary of the Seller or the Servicer, as appropriate.

“180-day Receivable”, with respect to any Collection Period, means any Receivable as to which a Scheduled Payment is 180 days or more Delinquent by the last day of such Collection Period and which has not become a Liquidated Receivable or a Repossessed Receivable; provided that a Receivable shall cease to be a 180-day Receivable if the Servicer subsequently receives payment in full of each Scheduled Payment that was previously 180 days or more Delinquent on such Receivable.

“Opinion of Counsel” means one or more written opinions of counsel who may be an employee of or counsel to the Seller or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable.

“Owner Trust Estate” has the meaning assigned to such term in the Trust Agreement.

“Owner Trustee” means Computershare Delaware Trust Company in its capacity as Owner Trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

“Panel” has the meaning assigned thereto in 11.02(c)(i).

“Payment Date” means the 15th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing April 15, 2022.

“Payoff Amount” means with respect to a Receivable as of the close of business on the last day of a Collection Period, the remaining principal balance of such Receivable, plus accrued but unpaid interest thereon, and related fees.

“Pool Balance” means, as of the close of business on the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding Purchased Receivables and Liquidated Receivables) less the aggregate Write-Down Amount as of the last day of such Collection Period.

“Principal Balance” of a Receivable, as of the close of business on the last day of a Collection Period, means the Amount Financed minus the sum of (i) that portion of all Scheduled Payments paid on or prior to such day allocable to principal using the actuarial method, (ii) any payment of the Purchase Amount with respect to the Receivable purchased by the Servicer or repurchased by the Seller and allocable to principal, and (iii) any prepayment in full or any partial prepayments applied to reduce the Principal Balance of the Receivable.

“Principal Carryover Shortfall” means, with respect to any Payment Date, the excess of (i) the Principal Distributable Amount for the immediately preceding Payment Date over (ii) the amount that was actually deposited into the Note Distribution Account and the Certificate Distribution Account, if applicable, on account of principal on such immediately preceding Payment Date.

“Principal Distributable Amount” means, with respect to any Payment Date, the sum of (i) the Current Principal Distribution Amount for such Payment Date and (ii) the Principal Carryover Shortfall for such Payment Date.

“Purchase Agreement” means the Purchase Agreement dated as of March 16, 2022, between the Seller and JDCC, as the same may be amended and supplemented from time to time.

“Purchase Amount” means with respect to a Receivable, the amount, as of the close of business on the last day of a Collection Period, required to prepay in full the Receivable under the terms thereof including interest to the last day of such Collection Period.

“Purchased Receivable” means a Receivable purchased as of the close of business on the last day of a Collection Period by the Servicer pursuant to Section 4.07 or repurchased as of such time by the Seller pursuant to Section 3.02.

“Rating Agencies” means Moody’s and Fitch. If no such organization or successor is in existence, “Rating Agency” shall be a nationally recognized statistical rating organization or other comparable Person designated by the Seller, notice of which designation shall be given to the Indenture Trustee, the Owner Trustee, the Servicer, and the Administrator.

“Rating Agency Condition” means, with respect to any action, (A) in the case of Moody’s, that Moody’s shall have been given 10 days (or such shorter period that is acceptable to Moody’s) prior notice thereof and that Moody’s shall have notified the Seller, the Servicer, the Owner Trustee and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then-current rating of the Notes and (B) in the case of Fitch, that Fitch shall have been given 10 Business Days’ (or such shorter period that is acceptable to Fitch) prior written notice thereof.

“Receivable” means any retail installment sale or loan contract listed on Schedule A hereto.

“Receivable Files” means the documents specified in Section 3.03.

“Recoveries” means, with respect to any Liquidated Receivable, monies collected in respect thereof, from whatever source (other than any amounts from Dealer reserves) after the Fiscal Month in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005) and Asset-Backed Securities and Registration, Securities Act Release No. 33-9638, 79 Fed. Reg. 57.184 (Sept. 24, 2014)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

“Regulation RR” means 17 C.F.R. Part 246, as such may be amended from time to time, and subject to such clarification and interpretation as may be provided by the Commission or its staff from time to time.

“Regulation S-X” means Regulation S-X, 17 C.F.R. §§210.1-01-210.12-29, as such may be amended from time to time, and subject to such clarification and interpretation as may be provided by the Commission or its staff from time to time.

“Reportable Event” shall mean any event required to be reported on Form 8-K, and in any event, the following:

(a) entry into a definitive agreement related to the Trust, the Notes or the Receivables, or an amendment to a transaction document, even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

(b) termination of a transaction document (other than by expiration of the agreement on its stated termination date or as a result of all parties completing their obligations under such agreement), even if the Depositor is not a party to such agreement (e.g., a servicing agreement with a servicer contemplated by Item 1108(a)(3) of Regulation AB);

(c) with respect to the Servicer only, the occurrence of a Servicer Default;

(d) the resignation, removal, replacement or substitution of the Indenture Trustee or the Owner Trustee;

(e) with respect to the Indenture Trustee only, a required distribution to holders of the Notes is not made as of the required Payment Date under the Indenture; and

(f) with respect to the Servicer only, if the Servicer becomes aware of any bankruptcy or receivership of the Seller, the Depositor, the Indenture Trustee, the Owner Trustee, any enhancement or support provider contemplated by Item 1114(b) or 1115 of Regulation AB, or other material party contemplated by Item 1101(d)(1) of Regulation AB.

“Reporting Subcontractor” shall mean any Subcontractor determined by the Servicer to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

“Repossessed Receivable”, with respect to any Collection Period, means any defaulted Receivable as to which the Financed Equipment securing such defaulted Receivable has been repossessed by the last day of such Collection Period.

“Repurchase Request” shall mean a request from the Indenture Trustee or any Noteholder to JDCC or the Seller requesting the repurchase of a Receivable pursuant to the terms of this Agreement, which request shall set forth (i) each Receivable that is subject to the Repurchase Request, (ii) the specific representation or warranty contained in Section 3.01 hereof or Section 3.02(b) of the Purchase Agreement it alleges was breached, (iii) the loss that occurred as a result of such breach and (iv) the material and adverse effect of such breach on the interests of the Noteholders or the Issuing Entity in such Receivable.

“Repurchase Response Notice” shall mean a notice delivered by the Depositor or Sponsor to the Indenture Trustee for further delivery by the Indenture Trustee to a Noteholder or Note Owner indicating that a Repurchase Request is unresolved and informing such Noteholder or Note Owner that it has 30 days from the date of such notice to refer the matter to dispute resolution.

“Requesting Noteholders” has the meaning assigned thereto in Section 12.01 of the Indenture.

“Requesting Party” has the meaning assigned thereto in Section 3.02.

“Reserve Account” means the account designated as such, established and maintained pursuant to Section 5.01.

“Reserve Account Initial Deposit” means, with respect to the Closing Date, $12,554,116.

“Review Report” has the meaning assigned thereto in the Asset Representations Review Agreement.

“Scheduled Payment” on a Receivable, means the scheduled periodic payment of principal and, if applicable, interest required to be made by the Obligor.

“Seller” means John Deere Receivables LLC, a Nevada limited liability company, and its successors in interest to the extent permitted hereunder.

“Servicer” means JDCC, as the servicer of the Receivables, and each successor to JDCC (in the same capacity) pursuant to Section 7.03 or 8.02.

“Servicer Default” means an event specified in Section 8.01.

“Servicer’s Certificate” means an Officers’ Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Schedule D.

“Servicing Criteria” shall mean the “servicing criteria” set forth in Item 1122(d) of Regulation AB.

“Servicing Fee” means the fee payable to the Servicer for services rendered during the respective Collection Period, determined pursuant to Section 4.08.

“Servicing Fee Rate” means 1.00% per annum.

“Specified Reserve Account Balance” means, except as otherwise provided in the following paragraph, with respect to any Payment Date, $12,554,116, which is 1.00% of the initial Note Value.

Upon the final distribution on the Certificate, the Specified Reserve Account Balance shall be zero. The Specified Reserve Account Balance may be reduced or the definition otherwise modified without the consent of the Noteholders and the Certificateholder, provided that the Rating Agency Condition is satisfied and provided, further, that the Owner Trustee obtains an Opinion of Counsel confirming that the reduction or modification will not change the tax classification of the Notes as indebtedness, and provided, further, that the reduction of the Specified Reserve Account Balance or other modification to such definition is not prohibited by Regulation RR.

“Standard & Poor’s” means S&P Global Ratings, or any successor to the business thereof.

“Subcontractor” shall mean any vendor, subcontractor or other Person that is not responsible for the overall servicing of Receivables but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to the Receivables under the direction or authority of the Indenture Trustee.

“Sub-Servicer” means Deere Credit Services, Inc., a Delaware corporation, and each successor to Deere Credit Services, Inc. (in the same capacity) pursuant to Section 4.14.

“Total Distribution Amount” means, for each Payment Date, the sum of the aggregate collections in respect of Receivables (including Liquidation Proceeds and Purchase Amounts) received during the related Collection Period, plus Investment Earnings.

“Transfer Date” means, with respect to any Payment Date, the Business Day preceding such Payment Date.

“Treasury Regulations” means regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

“Trust” means the Issuing Entity.

“Trust Account Property” means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, book entry securities, uncertificated securities or otherwise), including the Reserve Account Initial Deposit, and all proceeds of the foregoing.

“Trust Accounts” has the meaning assigned thereto in Section 5.01(b).

“Trust Agreement” means the Trust Agreement dated as of March 15, 2022, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

“Trust Estate” means the Trust Estate (as defined in the Indenture).

“Trust Officer” means, in the case of the Indenture Trustee, any officer within the Corporate Trust Office of the Indenture Trustee who shall have direct responsibility for the administration of the Indenture, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and, with respect to the Owner Trustee, any officer in the Corporate Trust Services Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the Basic Documents on behalf of the Owner Trustee.

“UCC” means the Uniform Commercial Code.

“Write-Down Amount” means, for any Collection Period for any 180-day Receivable or Repossessed Receivable, the excess of (a) the Principal Balance plus accrued and unpaid interest of such Receivable as of the last day of the Collection Period during which such Receivable became a 180-day Receivable or Repossessed Receivable, as the case may be, over (b) the estimated realizable value of such Receivable, as determined by the Servicer in accordance with its normal servicing procedures for the related Collection Period, which amount may be adjusted to zero by the Servicer in accordance with its normal servicing procedures if such Receivable has ceased to be a 180-day Receivable as provided in the definition of “180-day Receivable.”

SECTION 1.02 Other Definitional Provisions. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Indenture.

(a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles in the United States. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles in the United States, the definitions contained in this Agreement or in any such certificate or other document shall control.

(c) The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term “including” shall mean “including without limitation.”

(d) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

SECTION 1.03 Calculations. For all purposes of this Agreement, interest in respect of the Class A-1 Notes shall be computed on the basis of a 360-day year and the actual number of days in the related period of accrual. Interest in respect of the Class A-1 Notes shall accrue from and including the Closing Date or from and including the most recent Payment Date to which interest has been paid to but excluding the current Payment Date. Interest in respect of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes in respect of a Payment Date will accrue from and including the 15th day of the month preceding such Payment Date (or the Closing Date in the case of the first Payment Date) to and including the 14th day of the month of such Payment Date.

ARTICLE II

Conveyance of Receivables

SECTION 2.01 Conveyance of Receivables. In consideration of the Issuing Entity’s delivery to or upon the order of the Seller of $1,221,450,662, the issuance to the Seller of the Certificate and the waiver, termination and release set forth in Section 2.02 below, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Issuing Entity, without recourse (subject to the obligations herein):

(a)	all right, title and interest of the Seller in and to the Receivables, and all moneys due thereon after the Cut-off Date;

(b)	the interest of the Seller in the security interests in the Financed Equipment granted by Obligors pursuant to the Receivables and any other interest of the Seller in the Financed Equipment;

(c)	the interest of the Seller in any proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering Financed Equipment or Obligors;

(d)	all right, title and interest of the Seller in and to the Purchase Agreement, including the right of the Seller to cause JDCC to repurchase Receivables from the Seller under certain circumstances; and

(e)	the proceeds of any and all of the foregoing.

SECTION 2.02 Waiver. The Issuing Entity hereby waives, releases and terminates (i) any rights it may have in any equipment (other than the Financed Equipment) as security for any obligations owing to it under the Receivables, (ii) any rights it may have in any property as security for any Receivable other than the rights relating to the related Financed Equipment and the proceeds thereof and (iii) any rights it may have to apply moneys received under a receivable that was not sold to the Issuing Entity pursuant to Section 2.01. Notwithstanding anything to the contrary contained herein, the foregoing in no way constitutes a waiver, release or termination of any of the rights of the Issuing Entity with respect to the Financed Equipment and the rights related to the Financed Equipment.

ARTICLE III

The Receivables

SECTION 3.01 Representations and Warranties of Seller. The Seller makes the following representations and warranties as to the Receivables on which the Issuing Entity is deemed to have relied in acquiring the Receivables. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a) Title. It is the intention of the Seller that the transfer and assignment herein contemplated constitute a sale of the Receivables from the Seller to the Issuing Entity and that the beneficial interest in and title to such Receivables not be part of the debtor’s estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy law. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuing Entity. Immediately prior to the transfer and assignment herein contemplated, the Seller had good and marketable title to each Receivable, free and clear of all Liens and rights of others and, immediately upon the transfer thereof, the Issuing Entity shall have good and marketable title to each such Receivable, free and clear of all Liens and rights of others; and the transfer has been perfected under the UCC.

(b) All Filings Made. All filings (including UCC filings) necessary in any jurisdiction to give the Issuing Entity a first perfected ownership interest in the Receivables, and to give the Indenture Trustee a first perfected security interest therein, shall have been made.

SECTION 3.02 Repurchase by Seller upon Breach. The Seller, the Servicer, the Sub-Servicer, the Indenture Trustee, the Owner Trustee, as the case may be, shall inform the other parties to this Agreement, the Indenture Trustee (if the Indenture Trustee is not the notifying party) and JDCC promptly, in writing, upon the discovery of any breach of the Seller’s representations and warranties made pursuant to Section 3.01 or JDCC’s representations and warranties made pursuant to Section 3.02(b) of the Purchase Agreement; provided that with respect to a Repurchase Request from a Noteholder, such Repurchase Request shall initially be provided to the Indenture Trustee. Unless any such breach shall have been cured by the last day of the second month following the month of the discovery thereof by the Seller or JDCC or receipt by JDCC or the Seller of written notice from the Seller, the Servicer, the Sub-Servicer, the Indenture Trustee or the Owner Trustee, as applicable, of such breach, the Seller shall be obligated, and, if necessary, the Seller or the Issuing Entity shall enforce the obligation of JDCC under the Purchase Agreement, to repurchase the related Receivable if the breach materially and adversely affects the interest of the Issuing Entity or the Noteholders in such Receivable, as of such last day (or, at the Seller’s option, the last day of the first month following the month of the discovery). In consideration of the repurchase of the Receivable, the Seller shall remit the Purchase Amount, in the manner specified in Section 5.03; provided, however, that the obligation of the Seller to repurchase any Receivable arising solely as a result of a breach of JDCC’s representations and warranties pursuant to Section 3.02(b) of the Purchase Agreement is subject to the receipt by the Seller of the Purchase Amount from JDCC. For the avoidance of doubt, the Indenture Trustee’s obligations with respect to any Repurchase Request shall be limited as set forth in Section 12.03 of the Indenture.

In addition, if the Seller or JDCC receives a Repurchase Request from any Noteholder or from the Indenture Trustee, the Seller shall evaluate such request, and if the request has not been resolved, the alleged breach has not otherwise been cured or the related Receivable has not otherwise been repurchased within 180 days after the receipt of such request by JDCC or the Seller, as applicable (which if sent by a Noteholder to the Indenture Trustee, will be forwarded by the Indenture Trustee to the Seller and JDCC), the party making the Repurchase Request (the “Requesting Party”) may refer the Repurchase Request to an ADR Proceeding, at its discretion, pursuant to Section 11.02 by filing in accordance with the applicable Arbitration Rules and providing a notice to the Seller and JDCC. The Servicer shall deliver a Repurchase Response Notice to the Indenture Trustee at the end of such 180-day period, and, if the Requesting Party was a Noteholder, the Indenture Trustee shall forward the Repurchase Response Notice to the Requesting Party. Any election to refer a Repurchase Request to an ADR Proceeding must be delivered to the Seller and JDCC (i) within the applicable statute of limitations period and (ii) within 30 days of the delivery by the Servicer of the Repurchase Response Notice.

Subject to the provisions of Section 6.03 and Section 11.02, the only remedy of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholder with respect to a breach of representations and warranties pursuant to Section 3.01 and the agreement contained in this Section shall be to require the Seller to repurchase Receivables pursuant to this Section, subject to the conditions contained herein or to enforce JDCC’s obligation to the Seller to repurchase such Receivables pursuant to the Purchase Agreement. None of the Servicer, the Issuing Entity, the Owner Trustee, the Indenture Trustee or the Administrator shall have a duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section or to monitor repurchase activity or to independently determine whether a Repurchase Request remains unresolved after 180 days. Any action by the Indenture Trustee as Requesting Party under Sections 3.02 and 11.02 of this Agreement shall be subject to the provisions of Section 12.03 of the Indenture.

SECTION 3.03 Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuing Entity hereby appoints the Servicer, and the Servicer hereby accepts such appointment, to act as the agent and as custodian (“Custodian”) of the Issuing Entity and the Indenture Trustee of the following documents or instruments which are hereby constructively delivered to the Indenture Trustee, as pledgee of the Issuing Entity with respect to each Receivable:

(a)

(i) in the case of each Receivable constituting “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), the fully-executed original of such Receivable or (ii) in the case of each Receivable constituting “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the “authoritative copy” (within the meaning of Section 9-105 of the UCC) of such Receivable;

(b)	the original or a copy of the credit application fully executed by the Obligor;

(c)

the original certificate of title (or a secured party copy thereof), the file-stamped copy of the UCC financing statement or such other documents that the Seller or JDCC shall keep on file, in accordance with its customary procedures, evidencing the security interest of Deere & Company or an affiliate of Deere & Company in the Financed Equipment; and

(d)	any and all other documents that JDCC or the Seller shall keep on file, in accordance with its customary procedures, relating to a Receivable, an Obligor or Financed Equipment.

SECTION 3.04 Duties of Servicer as Custodian.

(a) Safekeeping. The Servicer shall hold the Receivable Files on behalf of the Issuing Entity and maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuing Entity to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic audits of the Receivable Files held by it under this Agreement and of the related accounts, records and computer systems, in such a manner as shall enable the Issuing Entity or the Indenture Trustee to verify the accuracy of the Servicer’s record keeping. The Servicer shall promptly report to the Issuing Entity and the Indenture Trustee any failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and promptly take appropriate action to remedy any such failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuing Entity, the Owner Trustee or the Indenture Trustee of the Receivable Files.

(b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at its office specified in Schedule B (except that, in the case of any Receivable constituting “electronic chattel paper” (as defined in Section 9-102(a)(31) of the UCC), the “authoritative copy” (within the meaning of Section 9-105 of the UCC) of such Receivable is stored and maintained in the JDCC System) to this Agreement or at such other office as shall be specified to the Issuing Entity and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuing Entity and the Indenture Trustee or their respective duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times as the Issuing Entity or the Indenture Trustee shall instruct.

(c) Release of Documents. Upon instruction from the Indenture Trustee, the Servicer shall release any Receivable File to the Indenture Trustee, the Indenture Trustee’s agent, or the Indenture Trustee’s designee, as the case may be, at such place or places as the Indenture Trustee may designate, as soon as practicable.

SECTION 3.05 Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee.

SECTION 3.06 Custodian’s Indemnification. The Servicer as custodian shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs or expenses (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Servicer) of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors and agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Trust or the Owner Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee and the Servicer shall not be liable to the Trust or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Indenture Trustee.

SECTION 3.07 Effective Period and Termination. The Servicer’s appointment as custodian shall become effective as of the Cut-off Date and shall continue in full force and effect until terminated pursuant to this Section. If JDCC shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of any Servicer shall have been terminated under Section 8.01, the appointment of such Servicer as custodian shall be terminated by the Indenture Trustee or by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or, with the consent of Holders of the Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by the Owner Trustee or by the Certificateholder, in the same manner as the Indenture Trustee or such Holders may terminate the rights and obligations of the Servicer under Section 8.01.

The Indenture Trustee or, with the consent of the Indenture Trustee, the Owner Trustee may terminate the Servicer’s appointment as custodian, with cause, at any time upon written notification to the Servicer, and without cause upon 30 days’ prior written notification to the Servicer. As soon as practicable after any termination of such appointment, the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee’s agent at such place or places as the Indenture Trustee may reasonably designate; provided, however, that with respect to “authoritative copies” (within the meaning of Section 9-105 of the UCC) of the Receivables constituting electronic chattel paper, (a) if the Servicer’s appointment as custodian has been terminated in connection with the resignation or termination of the Servicer as servicer, the custodian shall transfer such “authoritative copies” to the successor Servicer as provided in Section 10.02(f) or (b) otherwise, unless otherwise instructed by the Indenture Trustee, an authorized representative of JDCC shall use commercially reasonable efforts to convert the “authoritative copy” into tangible form by permanently removing such authoritative copy from the JDCC System and causing a contract in tangible form to be printed as the tangible authoritative copy. Such tangible authoritative copy shall include a legend identifying such authoritative copy as the “original.” Upon such conversion into tangible chattel paper, such Receivable shall be transferred and delivered to the possession of the Indenture Trustee or the Indenture Trustee’s agent at such place or places as the Indenture Trustee may reasonably designate. The Servicer shall pay the fees of any other Person acting as custodian of the Receivables Files.

ARTICLE IV

Administration and Servicing of Receivables

SECTION 4.01 Duties of Servicer. The Servicer, as agent for the Issuing Entity (to the extent provided herein), shall manage, service, administer and make collections on the Receivables (other than Purchased Receivables) with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to all comparable equipment receivables that it services for itself or others. The Servicer’s duties shall include calculating, billing, collection and posting of all payments, responding to inquiries of Obligors on such Receivables, investigating delinquencies, reporting tax information to Obligors, accounting for collections, and furnishing monthly and annual statements to the Owner Trustee and the Indenture Trustee with respect to distributions. Subject to the provisions of Section 4.02, the Servicer shall follow its then-current customary standards, policies and procedures in performing its duties as Servicer. Without limiting the generality of the foregoing, the Servicer is authorized and empowered to execute and deliver, on behalf of itself, the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder and the Noteholders or any of them, any and all instruments of satisfaction or cancellation, or partial or full release or discharge, and all other comparable instruments, with respect to such Receivables or to the Financed Equipment securing such Receivables. If the Servicer shall commence a legal proceeding to enforce a Receivable, the Issuing Entity (in the case of a Receivable other than a Purchased Receivable) shall thereupon be deemed to have automatically assigned, solely for the purpose of collection, such Receivable to the Servicer. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer’s expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuing Entity, the Indenture Trustee, the Certificateholder or the Noteholders. The Owner Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

SECTION 4.02 Collection of Receivable Payments. The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due and shall follow such collection procedures as it follows with respect to all comparable equipment receivables that it services for itself or others. In connection therewith, the Servicer may grant extensions, rebates or adjustments on a Receivable in accordance with its customary collection procedures with respect to all comparable equipment receivables that it services for itself or others; provided, however, that if the Servicer extends the date for final payment by the Obligor of any Receivable beyond December 3, 2027, it shall promptly purchase the Receivable from the Issuing Entity in accordance with the terms of Section 4.07; provided, further, that the Servicer shall not extend the final Scheduled Payment for the sole purpose of purchasing the Receivables from the Issuing Entity. The Servicer may, in its discretion, waive any additional interest above the related APR due on late Scheduled Payments or any other fees that may be collected in the ordinary course of servicing a Receivable. The Servicer shall not agree to any alteration of the interest rate on any Receivable and shall not agree to waive the repayment of the Amount Financed, or any portion thereof, on a Receivable. Notwithstanding anything in this Agreement to the contrary, any Recoveries shall be paid to the Seller and the related Liquidated Receivable shall be assigned by the Trust to the Seller.

SECTION 4.03 Realization upon Receivables. On behalf of the Issuing Entity, the Servicer shall use its best efforts, consistent with its customary servicing procedures, to repossess or otherwise realize upon the Financed Equipment securing any Receivable as to which the Servicer shall have determined pursuant to customary servicing procedures that eventual payment in full is unlikely. The Servicer shall follow such customary and usual practices and procedures as it shall deem necessary or advisable in its servicing of comparable equipment receivables, which may include selling any Financed Equipment at public or private sale. The Servicer is hereby authorized to exercise its discretion consistent with its customary servicing procedures in servicing defaulted Receivables so as to maximize the net collections of such defaulted Receivables including, without limitation, selling such defaulted Receivables. The Servicer shall not be liable for any such exercise of its discretion made in good faith and in accordance with such servicing procedures. The foregoing shall be subject to the provision that, in any case in which the Financed Equipment shall have suffered damage, consistent with its customary servicing procedures, the Servicer may but shall not be required to expend funds in connection with the repair or the repossession of such Financed Equipment.

SECTION 4.04 Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require that each Obligor shall have obtained physical damage insurance covering the Financed Equipment as of the execution of the Receivable.

SECTION 4.05 Maintenance of Security Interests in Financed Equipment. The Servicer shall, in accordance with its customary servicing procedures, take such steps as are necessary to maintain perfection of the security interest created by each Receivable in the related Financed Equipment. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest on behalf of the Issuing Entity and the Indenture Trustee in the event of the relocation of the Financed Equipment or for any other reason.

SECTION 4.06 Covenants of Servicer. The Servicer shall not release the Financed Equipment securing any Receivable from the security interest granted by such Receivable in whole or in part, except in accordance with Section 4.03 above or in the event of payment in full by the Obligor thereunder, nor shall the Servicer impair the rights of the Issuing Entity, the Indenture Trustee, the Certificateholder or the Noteholders in such Receivables, nor shall the Servicer increase the number of scheduled payments due under a Receivable except in accordance with the terms thereof or the terms of Section 4.02.

So long as JDCC is the Servicer, it shall do all things necessary to retain “control” within the meaning of Section 9-105 of the UCC of each Receivable constituting “electronic chattel paper” as defined in Section 9-102(a)(31) of the UCC, including maintaining in place the JDCC System and all related policies and procedures and taking all action in compliance with such policies and procedures, as described in the factual assumptions set forth in the opinion letter of Kirkland & Ellis LLP dated March 16, 2022, addressing the issue of perfection by control of electronic chattel paper.

SECTION 4.07 Purchase by Servicer of Receivables upon Breach. The Servicer (or the Sub-Servicer on behalf of the Servicer) or the Owner Trustee shall inform the other party and the Indenture Trustee, the Seller and JDCC promptly, in writing, upon the discovery of any breach of Section 4.02, 4.05 or 4.06. Unless the breach shall have been cured by the last day of the second month following such discovery (or, at the Servicer’s election, the last day of the first following month), the Servicer shall purchase any Receivable materially and adversely affected by such breach. If the Servicer takes any action pursuant to Section 4.02 that impairs the rights of the Issuing Entity, the Indenture Trustee, the Certificateholder or the Noteholders in any Receivable or as otherwise provided in Section 4.02, the Servicer shall purchase such Receivable. In consideration of the purchase of any such Receivable pursuant to either of the two preceding sentences, the Servicer shall remit the Purchase Amount in the manner specified in Section 5.03. Subject to Section 7.02, the sole remedy of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder or the Noteholders, with respect to a breach pursuant to Section 4.02, 4.05 or 4.06, shall be to require the Servicer to purchase Receivables pursuant to this Section. The Owner Trustee and the Indenture Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the purchase of any Receivable pursuant to this Section.

SECTION 4.08 Servicing Fee. On each Determination Date, the Servicer shall be entitled to receive the Servicing Fee in respect of the immediately preceding Collection Period equal to the product of (a) the Servicing Fee Rate and (b) the Pool Balance as of the first day of such preceding Collection Period subject to the order and priority set forth in Section 5.04; provided that in the case of the first Payment Date, the Servicing Fee will be an amount equal to the sum of (a) 1.00% per annum of the pool balance as of the cut-off date (for the February Collection Period) and (b) 1.00% per annum of the pool balance as of February 27, 2022 (for the March Collection Period). The Servicer shall also be entitled to that portion of interest due on a Receivable that is in excess of interest at the related APR and that is due because of a late Scheduled Payment, and other administrative fees or similar charges allowed by applicable law or the Receivable with respect to Receivables, collected (from whatever source) on the Receivables.

SECTION 4.09 Servicer’s Certificate. On each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee, the Seller and the Administrator, a copy of which the Administrator shall make available to the Rating Agencies, a Servicer’s Certificate containing (i) all information necessary to make the distributions pursuant to

Sections 5.04 and 5.05 for the Collection Period preceding the date of such Servicer’s Certificate, and (ii) a statement as to whether or not a Delinquency Trigger has occurred in respect of the related Collection Period, and, if such trigger has occurred, together with reasonably detailed calculations thereof. Neither the Owner Trustee nor the Indenture Trustee shall be required to determine, confirm or recalculate the information contained in the Servicer’s Certificate.

SECTION 4.10 Annual Statement as to Compliance; Notice of Default.

(a) The Servicer shall deliver, and if required under Regulation AB shall cause the Sub-Servicer to deliver, to the Issuing Entity, the Owner Trustee, the Seller and the Indenture Trustee, on or before January 15 of each year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust’s Form 10-K) a statement of compliance signed by an authorized officer of the Servicer, providing such information as required under Item 1123 of Regulation AB.

(b) The Servicer shall deliver, to the Issuing Entity, the Owner Trustee, the Seller, the Indenture Trustee and the Administrator, which shall make a copy available to the Rating Agencies, promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an Officers’ Certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 8.01(a) or (b).

SECTION 4.11 Report on Assessment of Compliance and Annual Independent Certified Public Accountants’ Report.

(a) The Servicer shall deliver, and if required under Regulation AB, shall cause the Sub-Servicer to deliver, to the Issuing Entity, the Owner Trustee, the Seller and the Indenture Trustee on or before January 15 of each year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust’s Form 10-K), and the Indenture Trustee shall deliver to the Depositor and the Servicer on or before January 15 of each year that the Issuing Entity is required to file Exchange Act Reports (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust’s Form 10-K), a report signed by an authorized officer of the Servicer, the Sub-Servicer or the Indenture Trustee, as applicable regarding the Servicer’s, Sub-Servicer’s or Indenture Trustee’s, as applicable, assessment of compliance with the applicable servicing criteria specified in Item 1122 of Regulation AB during the immediately preceding fiscal year, in the form specified under Rules 13a-18 and 15d-18 of the Exchange Act (or any successor provision). Such report signed by the Indenture Trustee shall address each of the Servicing Criteria specified in Appendix A hereto (provided that such certification may be revised after the date of this Agreement as agreed by the Seller and the Indenture Trustee to reflect any guidance with respect to such criteria from the Commission). Upon request of the Seller, the Indenture Trustee shall deliver to the Depositor and the Servicer on or before the date that is 75 days after the end of the Issuing Entity’s fiscal year a copy of the assessment of compliance with the Servicing Criteria specified in Appendix A hereto most recently prepared by the Indenture Trustee relating to the Indenture Trustee’s servicing platform with respect to asset-backed securities that are backed by assets of the type backing the Notes issued by the Issuing Entity.

(b) The Servicer shall cause a firm of registered public accountants, which may also render other services to the Servicer, the Seller, JDCC or any other Affiliate of Deere, to deliver to the Issuing Entity, the Owner Trustee and the Indenture Trustee, on or before January 15 of each year (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust’s 10-K), and the Indenture Trustee shall cause a firm of registered public accountants, which may also render other services to the Indenture Trustee or its Affiliates, to deliver to the Depositor and the Servicer on or before January 15 of each year that the Issuing Entity is required to file Exchange Act Reports (or by such earlier date as specified in writing by the Seller as will permit the timely filing of the Trust’s 10-K) a report that attests to, and reports on, the Servicer’s, Sub-Servicer’s (if required under Regulation AB) or Indenture Trustee’s, as applicable assessment of compliance delivered pursuant to Section 4.11(a), which attestation report shall be made in accordance with the requirements of Rules 1-02(a)(3) and 2-02(g) of Regulation S-X (or any successor provision). Upon request of the Seller, the Indenture Trustee shall deliver to the Depositor and the Servicer on or before the date that is 75 days after the end of the Issuing Entity’s fiscal year a copy of the report by a firm of registered public accountants that attests to, and reports on, the Indenture Trustee’s assessment of compliance delivered pursuant to the last sentence of Section 4.11(a) above. For avoidance of doubt, the Issuing Entity’s fiscal year shall end on the dates in October of each year specified in Schedule C unless the Indenture Trustee is notified otherwise by the Seller.

SECTION 4.12 Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to the Certificateholder and Noteholders access to the Receivable Files in such cases where the Certificateholder or Noteholders shall be required by applicable statutes or regulations to review such documentation. Access shall be afforded without charge, but only upon reasonable request and during the normal business hours at the respective offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

SECTION 4.13 Servicer Expenses. The Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder, including fees and disbursements of independent accountants, fees and disbursements incurred in connection with collection and enforcement of Receivables (other than amounts incurred in connection with the liquidation of a Receivable, which amounts shall be netted against the Liquidation Proceeds, if any), taxes imposed on the Servicer and expenses incurred in connection with distributions and reports to the Certificateholder and the Noteholders.

SECTION 4.14 Appointment of Sub-Servicer. The Servicer hereby appoints Deere Credit Services, Inc. as Sub-Servicer and may at any time appoint a successor Sub-Servicer to perform all or any portion of its obligations as Servicer hereunder; provided, however, that the Rating Agency Condition shall have been satisfied in connection with the appointment of a successor Sub-Servicer; provided further that the Servicer shall remain obligated and be liable to the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder and the Noteholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such Sub-Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables.

The fees and expenses of the Sub-Servicer shall be as agreed between the Servicer and its Sub-Servicer from time-to-time and none of the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Certificateholder or the Noteholders shall have any responsibility therefor. If at any time the Sub-Servicer shall fail to comply with any of its obligations under Section 4.16 of this Agreement during the period that the Seller is required to file Exchange Act Reports with respect to the Trust and such failure is not remedied within the lesser of ten calendar days and the period of time in which the related Exchange Act Report is required to be filed (without taking into account any extensions), then the Seller may remove the Sub-Servicer.

SECTION 4.15 Information to be Furnished in the Event of Resignation or Termination. In the event the Servicer, the Sub-Servicer, the Indenture Trustee or any Reporting Subcontractor is terminated or resigns during the term of this Agreement, such Person shall provide the documents and information pursuant to Section 4.10 and Section 4.11 with respect to the period of time it was subject to this Agreement or provided services with respect to the Issuing Entity or the Receivables.

SECTION 4.16 Exchange Act Reports.

(a) So long as the Seller is required to file Exchange Act Reports with respect to the Issuing Entity, no later than each Payment Date, each of the Indenture Trustee, the Owner Trustee and the Servicer shall notify (and the Servicer shall cause each Reporting Subcontractor and the Sub-Servicer to notify) the Seller of any Form 10-D Disclosure Item with respect to such Person, together with a description of any such Form 10-D Disclosure Item in form and substance reasonably acceptable to the Seller. In addition to such information as the Servicer is obligated to provide pursuant to other provisions of this Agreement, if so requested by the Seller, the Servicer shall provide (and shall cause the Sub-Servicer to provide) such information which is available to the Servicer, without unreasonable effort or expense, regarding the performance or servicing of the Receivables as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB. Such information shall be provided concurrently with the statements to Noteholders pursuant to Section 5.06, commencing with the first such report due no less than five Business Days following such request.

(b) So long as the Depositor is required to file Exchange Act Reports with respect to the Issuing Entity, each of the Indenture Trustee, the Owner Trustee and the Servicer shall promptly notify the Seller, but in no event later than one (1) Business Day after its occurrence, of any Reportable Event (in the case of the Owner Trustee, only an event in clause (d) of the definition of Reportable Event) of which such Person (or, in the case of the Indenture Trustee or Owner Trustee, a Responsible Officer) has actual knowledge. Each Person shall be deemed to have actual knowledge of any such event to the extent that it relates to such Person or any action or failure to act by such Person.

(c) So long as the Depositor is required to file Exchange Act Reports, (i) no later than January 1 of each year commencing in 2023, the Depositor shall provide a list of the Item 1119 Parties to the Owner Trustee, Indenture Trustee and Servicer and (ii) no later than January 15 of each year, commencing in 2023, the Indenture Trustee, the Owner Trustee and the Servicer shall notify the Depositor of any Form 10-K Disclosure Item, together with a description of any such Form 10-K Disclosure Item in form and substance reasonably acceptable to the Depositor.

(d) The Indenture Trustee, the Owner Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the satisfaction of the Depositor’s reporting requirements under the Exchange Act with respect to the Trust. In addition to the information specified in this Section 4.16, if so requested by the Depositor for the purpose of satisfying its reporting obligation under the Exchange Act, the Indenture Trustee, the Owner Trustee and the Servicer shall provide the Depositor with (a) such information which is available to such Person without unreasonable effort or expense and within such timeframe as may be reasonably requested by the Depositor to comply with the Depositor’s reporting obligations under the Exchange Act and (b) to the extent such Person is a party (and the Depositor is not a party) to any agreement or amendment required to be filed, copies of such agreement or amendment in EDGAR-compatible form. Each of the Servicer, the Indenture Trustee and the Owner Trustee acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.

(e) Each of the Indenture Trustee and the Owner Trustee represents that (i) there are no affiliations relating to such Person with respect to any 1119 Party, (ii) there are no relationships or transactions with respect to any 1119 Party and such Person that are outside the ordinary course of business or on terms other than would be obtained in an arm’s-length transaction with an unrelated third party, apart from the transactions contemplated under the transaction documents, and that are material to the investors’ understanding of the Notes and (iii) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against such Person, or of which the property of such Person is subject, that is material to the Noteholders.

ARTICLE V

Distributions; Reserve Account; Statements to the Certificateholder and Noteholders

SECTION 5.01 Establishment of Trust Accounts.

(a) (i) The Servicer, for the benefit of the Noteholders and the Certificateholder, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Collection Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholder.

(ii) The Servicer, for the benefit of the Noteholders, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Note Distribution Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

(iii) The Servicer, for the benefit of the Trust, shall establish with the Account Bank, and maintain in the name of the Indenture Trustee, an Eligible Deposit Account (the “Reserve Account”), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Trust.

(b) Funds on deposit in the Collection Account, the Note Distribution Account and the Reserve Account (collectively the “Trust Accounts”) shall be invested by the Indenture Trustee pursuant to the Servicer’s written instruction in Eligible Investments selected by the Servicer; provided, however, it is understood and agreed that the Indenture Trustee shall not be liable for any loss arising from such investment in Eligible Investments; provided further, none of the funds deposited in the Trust Accounts shall be invested in an Eligible Investment or Eligible Investments issued by the Servicer or the Seller for a period of 30 days following the Closing Date; provided further, funds on deposit in the Reserve Account shall be invested only in Eligible Investments meeting the requirements of Part 246.4(b)(2) of Regulation RR, as determined solely by the Servicer. All such Eligible Investments shall be held by the Account Bank in the name of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, as applicable; provided, however, that on each Payment Date all interest and other investment income (net of losses and investment expenses) on funds on deposit in the Trust Accounts shall be deposited into the Collection Account and shall be deemed to constitute a portion of the Total Distribution Amount. Unless the Rating Agency Condition is satisfied, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that are either (i) specified in clause (d) of the definition thereof or (ii) mature so that such funds will be available at the close of business on the Transfer Date preceding the following Payment Date or, in the case of the Note Distribution Account and the Reserve Account, the following Payment Date. Each Eligible Investment that has a maturity date will be held to such date. Funds deposited in a Trust Account on a Transfer Date which immediately precedes a Payment Date are not required to be invested overnight.

(c) (i) The Indenture Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Estate. The Trust Accounts (other than the Reserve Account) shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholder, as the case may be. The Reserve Account shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Trust which such Reserve Account has been pledged by the Trust to the Indenture Trustee for the benefit of the Noteholders. If, at any time, any of the Trust Accounts ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency Condition is satisfied) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Trust Account. So long as U.S. Bank National Association is an Eligible Institution, any Trust Account shall be maintained with it in an Eligible Deposit Account.

(ii) With respect to the Trust Account Property, the Account Bank agrees, by its acceptance hereof, that:

(A) any Trust Account Property that is held in “deposit accounts” (as defined in Section 9-102(a)(29) of the UCC) shall be held solely in the Eligible Deposit Accounts and (1) each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, the Indenture Trustee shall have sole signature authority with respect thereto and the Indenture Trustee shall be the Account Bank’s “customer” and shall have “control” (in each case within the meaning of Section 9-104 of the UCC) with respect to such Eligible Deposit Account, (2) the Account Bank shall be a “bank” as defined in Section 9-102(a)(8) of the UCC and agrees to maintain such Eligible Deposit Account as a “deposit account” as such term is defined in Section 9-102(a)(29) of the UCC, and (3) the “bank’s jurisdiction” (within the meaning of Section 9-304 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York;

(B) any Trust Account Property that is held in “securities accounts” (as defined in Section 8-501(a) of the UCC) shall be held solely in Eligible Deposit Accounts; and (1) the Account Bank shall be a “securities intermediary” as defined in Section 8-102(a)(14) of the UCC and agrees to maintain such Eligible Deposit Account as a “securities account” as such term is defined in Section 8-501(a) of the UCC, (2) the Account Bank shall treat the Indenture Trustee as entitled to exercise the rights that comprise any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to the account, and if at any time the Account Bank shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Indenture Trustee and relating to such Eligible Deposit Account, the Account Bank shall comply with such entitlement order without further consent by the Issuing Entity or any other Person, (3) the Account Bank agrees with the Indenture Trustee that each item of property (whether investment property, financial asset, security, instrument or cash) credited to such Eligible Deposit Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC, (4) the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110 of the UCC) with respect to such Eligible Deposit Account shall be the State of New York and (5) the Account Bank agrees with the Indenture Trustee that in the event that the Account Bank has or subsequently obtains by agreement, by operation of law or otherwise, a security interest in such Eligible Deposit Account or any financial asset credited thereto, the Account Bank agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee and that the financial assets and other items deposited to such an Eligible Deposit Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Indenture Trustee;

(C) any Trust Account Property that is of the type described in paragraph (a) or (b) of the definition of “Delivery” shall be delivered to the Indenture Trustee in accordance with paragraph (a) or (b), as applicable, of the definition of “Delivery”, and shall be held as described in such paragraph;

(D) any Trust Account Property that is a book entry security held through the Federal Reserve System pursuant to Federal book-entry regulations shall be delivered in accordance with paragraph (c) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

(E) any Trust Account Property that is an “uncertificated security” under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (d) of the definition of “Delivery” and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee’s (or its nominee’s) ownership of such security.

(iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts (to the extent such amounts are property of the Issuing Entity) for the purpose of permitting the Servicer or the Owner Trustee to carry out its respective duties hereunder or permitting the Indenture Trustee to carry out its duties under the Indenture.

SECTION 5.02 Collections. So long as (i) JDCC is the Servicer, (ii) a Servicer Default shall not have occurred and be continuing and (iii) (x) JDCC’s unsecured, non-guaranteed short term debt maintains a rating of at least “Prime-1” by Moody’s and (y) JDCC’s unsecured, non-guaranteed short term debt maintains a rating of at least “F1” by Fitch or JDCC’s unsecured, non-guaranteed long-term debt maintains a rating of at least “A” by Fitch, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds (exclusive of Recoveries, which shall be applied in accordance with Section 4.02) and collections (as collected during each Fiscal Month) to the Collection Account, not less than one Business Day prior to the 15th day of the calendar month following such Fiscal Month (or, if such Fiscal Month ends in the early part of a calendar month, then the 15th day of such calendar month in which such Fiscal Month ends), provided, with respect to the first Payment Date in April 2022, the Servicer shall remit to the Collection Account such collections not less than one Business Day prior to April 15, 2022. Otherwise, the Servicer shall remit such collections within two Business Days of receipt and identification thereof. For purposes of this Article V the phrase “payments by or on behalf of Obligors” shall mean payments made with respect to the Receivables by persons other than the Servicer or JDCC.

SECTION 5.03 Additional Deposits. The Servicer and the Seller shall deposit or cause to be deposited in the Collection Account the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 9.01(a). The Servicer will deposit the aggregate Purchase Amount with respect to Purchased Receivables when such obligations are due pursuant to Section 4.07, unless the Servicer shall not be required to make deposits within two Business Days of the receipt and identification of collections from Obligors pursuant to Section 5.02, in which case deposits of Purchased Amounts shall be made on the Transfer Date.

SECTION 5.04 Distributions.

(a) On each Determination Date, the Servicer shall calculate the amounts to be deposited in the Note Distribution Account and the Certificate Distribution Account.

(b) On the second Business Day prior to each Payment Date, the Servicer shall instruct the Indenture Trustee in writing in substantially the form of Schedule G hereto (based on the information contained in the Servicer’s Certificate delivered on the related Determination Date pursuant to Section 4.09) to make deposits and distributions to the Servicer or the Administrator or distribute to the applicable Trust Account or Certificate Distribution Account by 12:00 noon (New York time) in the case of the Trust Accounts and 11:00 A.M. (New York time) in the case of the Certificate Distribution Account, in each case on such Payment Date. Distributions from the Total Distribution Amount shall be made by the Indenture Trustee, to the extent available, in the following order of priority:

(i) to the Servicer (if JDCC or an Affiliate is not the Servicer), from the Total Distribution Amount, the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

(ii) to the Administrator under the Administration Agreement, from the Total Distribution Amount remaining after the application of clause (i), the Administration Fee and all unpaid Administration Fees from prior Collection Periods;

(iii) to the Asset Representations Reviewer, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Asset Representations Reviewer review fee, if any, for the relevant Payment Date and all unpaid Asset Representations Reviewer review fees from prior Collection Periods, which in the aggregate shall not exceed $200,000 in a calendar year;

(iv) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), and (iii), accrued and unpaid interest on the Notes for such Payment Date;

(v) to the Note Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), and (iv) the Note Monthly Principal Distributable Amount;

(vi) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), and (v), the amount, if any, necessary to increase the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance;

(vii) to the Servicer (if JDCC or an Affiliate is the Servicer), from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), and (vi) the Servicing Fee and all unpaid Servicing Fees from prior Collection Periods;

(viii) to the Indenture Trustee, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), (vi), and (vii), any unpaid amounts due to the Indenture Trustee under Section 7.02 hereof and Section 6.07 of the Indenture;

(ix) to the Owner Trustee, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), (vi), (vii), and (viii) any unpaid amounts due to the Owner Trustee under Section 7.02 hereof and Sections 8.01 and 8.02 of the Trust Agreement;

(x) to the Asset Representations Reviewer, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), and (ix) any unpaid amounts due to the Asset Representations Reviewer under the Asset Representations Review Agreement (including as a result of the $200,000 cap set forth in clause (iii)); and

(xi) to the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i), (ii), (iii), (iv), (v), (vi), (vii), (viii), (ix), and (x) the Total Distribution Amount remaining.

(c) With respect to any unpaid amount due to the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, for which payment is sought by the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, pursuant to Section 5.04(b)(viii), Section 5.04(b)(ix) or Section 5.04(b)(x), respectively, the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, shall provide written notice to the Servicer at least five Business Days prior to the Payment Date on which payment of such unpaid amount is sought, together with such information regarding such unpaid amounts as the Servicer may reasonably request. Notwithstanding anything to the contrary contained herein, no amount due to the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, will be eligible for payment under Section 5.04(b)(viii), Section 5.04(b)(ix) or Section 5.04(b)(x), respectively, or this Section 5.04(c) unless such amount remains unpaid for more than 30 calendar days after delivery to the Servicer by the Indenture Trustee, the Owner Trustee or the Asset Representations Reviewer, as applicable, of demand for payment.

SECTION 5.05 Reserve Account.

(a) On the Closing Date, the Seller shall deposit the Reserve Account Initial Deposit into the Reserve Account. The Servicer shall determine the Specified Reserve Account Balance for each Payment Date.

(b) [Reserved]

(c) On the date on which all interest on and principal of the Notes have been paid in full and the final distribution is made on the Certificate, the Servicer shall instruct the Indenture Trustee to distribute the Reserve Account balance to the Seller.

(d) Amounts properly distributed to the Seller pursuant to this Section 5.05 shall be deemed released from the Trust and the security interest therein granted to the Indenture Trustee, and the Seller shall in no event thereafter be required to refund any such distributed amounts.

(e) In the event that the Noteholders’ Distributable Amount for a Payment Date exceeds the amount deposited into the Note Distribution Account pursuant to Section 5.04(b)(iv) and (v) on such Payment Date, the Servicer shall instruct the Indenture Trustee to withdraw from the Reserve Account on such Payment Date, to the extent of funds available therein, an amount equal to such excess and deposit such amount into the Note Distribution Account; provided that amounts released from the Reserve Account shall only be used in the manner permitted under §246.4(b)(3)(i) of Regulation RR, as determined solely by the Servicer.

SECTION 5.06 Statements to the Certificateholder and Noteholders.

(a) On the second Business Day preceding each Payment Date, the Servicer shall provide to the Administrator and the Indenture Trustee (with a copy made available to the Rating Agencies by the Administrator), for the Indenture Trustee and the Paying Agent (as defined in the Trust Agreement) to make available on its website at https://pivot.usbank.com/ on the Payment Date, for the benefit of the Certificateholder of record, a statement substantially in the form of Schedule E or Schedule F, as applicable, setting forth at least the following information as to the Notes and the Certificate to the extent applicable:

(i) the amount of such distribution allocable to principal;

(ii) the amount of such distribution allocable to interest and the interest rate on each class of the notes;

(iii) the Pool Balance, Note Value and overcollateralization, if applicable, as of the close of business on the last day of the preceding Collection Period;

(iv) the outstanding principal balance of (1) the Class A-1 Notes, (2) the Class A-2 Notes, (3) the Class A-3 Notes and (4) the Class A-4 Notes, in each case after giving effect to payments allocated to principal reported under (i) above;

(v) the amount of the Servicing Fee paid to the Servicer with respect to the related Collection Period;

(vi) the amount of the Administration Fee paid to the Administrator with respect to such Collection Period;

(vii) the amount of Review Fees, if any, to the Asset Representations Reviewer;

(viii) the aggregate amount of the Purchase Amounts for Purchased Receivables with respect to the related Collection Period;

(ix) the balance of the Reserve Account on such Payment Date, after giving effect to distributions made on such Payment Date, and the Specified Reserve Account Balance for such Payment Date;

(x) the amount distributed to the Certificateholder with respect to the related Collection Period;

(xi) the Payoff Amount and number of Receivables with any Scheduled Payments 30, 60, 90, 120, 150 or 180 days or more past due, and such amount as a percentage of the Pool Balance, as of the close of business on the last day of the related Collection Period, and the Payoff Amount and number of Receivables with any Scheduled Payments 30 days or more past due, and each such Payoff Amount as a percentage of the Pool Balance, as of the close of business on the last day of the preceding Collection Period;

(xii) the Payoff Amount of Receivables with any Scheduled Payments 60 days or more past due, and such amount as a percentage of the Pool Balance, as of the close of business on the last day of the preceding Collection Period;

(xiii) the loss and cumulative loss information with respect to the related Collection Period;

(xiv) whether a Delinquency Trigger has been met or exceeded;

(xv) the information required under Section 11.03 with respect to a Note Owner or a Noteholder that has informed the Servicer of its desire to communicate with other Noteholders regarding the exercise of rights pursuant to the Basic Documents;

(xvi) a summary of the findings and conclusions of any Asset Representations Review conducted by the Asset Representations Reviewer;

(xvii) the commencement of an ADR Proceeding;

(xviii) information with respect to any change in the Asset Representations Reviewer pursuant to Section 11.04; and

(xix) information with respect to any material change in the Sponsor’s or an Affiliate’s interest in the Notes or Certificate resulting from the purchase, sale, or other acquisition or disposition of the Notes or Certificate by the Sponsor or an Affiliate, for the related Collection Period, if applicable.

(b) Each amount set forth pursuant to subclauses (i), (ii) or (iv) of Section 5.06(a) shall be expressed as a dollar amount per $1,000 of original principal balance of a Note.

Within the prescribed period of time for tax reporting purposes after the end of each calendar year during the term of the Indenture, the Indenture Trustee shall mail to each Person who at any time during such calendar year shall have been a Noteholder and received any payment thereon, a statement containing the amounts described in subclauses (i) and (ii) of Section 5.06(a) (other than information relating to the Note Interest Rates) above and any other information required by applicable tax laws, for the purposes of such Noteholder’s preparation of Federal income tax returns.

The Indenture Trustee shall only be required to provide to the Noteholders the information furnished to it by the Servicer.

SECTION 5.07 Net Deposits. As an administrative convenience, unless the Servicer is required to remit collections within two Business Days of their receipt and identification, the Servicer will be permitted to make the deposit of collections on the Receivables and Purchase Amounts for or with respect to the Collection Period net of distributions to be made to the Servicer with respect to the Collection Period. The Servicer, however, will account to the Owner Trustee, the Indenture Trustee, the Noteholders and the Certificateholder as if all deposits, distributions and transfers were made individually.

ARTICLE VI

The Seller

SECTION 6.01 Representations of Seller. The Seller makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a) Organization and Good Standing. The Seller is duly organized and validly existing as a limited liability company in good standing under the laws of the State of Nevada, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted, and had at all relevant times, and has, the power, authority and legal right to acquire and own the Receivables.

(b) Due Qualification. The Seller is duly qualified to do business as a limited liability company in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the failure to so qualify or to obtain such license or approval would render any Receivable unenforceable that would otherwise be enforceable by the Seller, the Sub-Servicer or the Owner Trustee.

(c) Power and Authority. The Seller has the power and authority to execute and deliver this Agreement and to carry out its terms; the Seller has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuing Entity and the Seller and shall have duly authorized such sale and assignment to the Issuing Entity by all necessary limited liability company action; and the execution, delivery and performance of this Agreement have been duly authorized by the Seller by all necessary limited liability company action.

(d) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Seller enforceable in accordance with its terms, except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and the remedy of specific performance and injunctive relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of organization or limited liability company agreement of the Seller, or any indenture, agreement or other instrument to which the Seller is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Seller’s knowledge, any order, rule or regulation applicable to the Seller of any court or of any federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties.

(f) No Proceedings. To the Seller’s best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or its properties: (i) asserting the invalidity of this Agreement, the Indenture or any of the other Basic Documents, the Notes or the Certificate, (ii) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate or (iv) which involve the Seller and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificate.

SECTION 6.02 Limited Liability Company Existence.

(a) During the term of this Agreement, the Seller will keep in full force and effect its existence, rights and franchises as a limited liability company under the laws of the jurisdiction of its formation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby.

(b) During the term of this Agreement, the Seller shall observe the applicable legal requirements for the recognition of the Seller as a legal entity separate and apart from its Affiliates, including as follows:

(i) the Seller shall maintain company records and books of account separate from those of its Affiliates;

(ii) except as otherwise provided in this Agreement, the Seller shall not commingle its assets and funds with those of its Affiliates;

(iii) the Seller shall hold such appropriate meetings of its Board of Directors as are necessary to authorize all the Seller’s limited liability company actions required by law to be authorized by the Board of Directors, shall keep minutes of such meetings and observe all other customary limited liability company formalities (and any successor Seller not a limited liability company shall observe similar procedures in accordance with its governing documents and applicable law);

(iv) the Seller shall at all times hold itself out to the public under the Seller’s own name as a legal entity separate and distinct from its Affiliates; and

(v) all transactions and dealings between the Seller and its Affiliates will be conducted on an arm’s-length basis.

SECTION 6.03 Liability of Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement.

(a) The Seller shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee and the Indenture Trustee and their officers, directors and agents from and against any taxes that may at any time be asserted against the Issuing Entity, the Owner Trustee or the Indenture Trustee or their officers, directors, and agents with respect to the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuing Entity, not including any taxes asserted with respect to ownership of the Receivables or Federal or other income taxes arising out of the transactions contemplated by this Agreement) and costs and expenses in defending against the same (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Seller).

(b) The Seller shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee and the Indenture Trustee and their officers, directors, and agents from and against any loss, liability or expense (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Seller) incurred by reason of (i) the Seller’s willful misfeasance, bad faith or negligence in the performance of its duties under this Agreement, or by reason of reckless disregard of its obligations and duties under this Agreement and (ii) the Seller’s or the Issuing Entity’s violation of Federal or State securities laws in connection with the offering and sale of the Notes and the Certificate.

(c) The Seller shall pay any and all state and local property taxes (including taxes on intangibles), excise taxes, sales taxes and similar taxes levied or assessed upon all or any part of the Owner Trust Estate including, without limitation, the Receivables.

(d) Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation and any costs of enforcement of the Seller’s indemnification obligation. If the Seller shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter shall collect any of such amounts from others, such Person shall promptly repay such amounts to the Seller, without interest.

SECTION 6.04 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (a) into which the Seller may be merged or consolidated, (b) which may result from any merger or consolidation to which the Seller shall be a party or (c) which may succeed to the properties and assets of the Seller substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, shall be the successor to the Seller hereunder without the execution or filing of any document or any further act by any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 shall have been breached and no Servicer Default, and no event that, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and Indenture Trustee, respectively, in the Receivables and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b) or (c) above.

SECTION 6.05 Limitation on Liability of Seller and Others. The Seller and any director or officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

SECTION 6.06 Seller May Own Notes; Retention of the Certificate. The Seller and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of the Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as expressly provided herein or in any Basic Document. The Seller shall retain and not transfer the Certificate.

ARTICLE VII

The Servicer

SECTION 7.01 Representations of Servicer. The Servicer makes the following representations on which the Issuing Entity is deemed to have relied in acquiring the Receivables. The representations speak as of the execution and delivery of this Agreement (or as of the date a Person (other than the Indenture Trustee) becomes Servicer pursuant to Sections 7.03 and 8.02, in the case of a successor to the Servicer) and shall survive the sale of the Receivables to the Issuing Entity and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

(a) Organization and Good Standing. The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the corporate power and authority to own its properties and to conduct the business in which it is currently engaged, and had at all relevant times, and has, the power, authority and legal right to acquire, own, sell and service the Receivables and to hold the Receivable Files as custodian.

(b) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Servicer by all necessary corporate action.

(c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer enforceable in accordance with its terms except that such enforcement may be subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and the remedy of specific performance and injunctive relief may be subject to certain equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

(d) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof shall not conflict with, result in any breach of any of the terms and provisions of, nor constitute (with or without notice or lapse of time) a default under, the articles of incorporation or by-laws of the Servicer, or any indenture, agreement or other instrument to which the Servicer is a party or by which it shall be bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than this Agreement); nor violate any law or, to the best of the Servicer’s knowledge, any order, rule or regulation applicable to the Servicer of any court or of any Federal or State regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties.

(e) No Proceedings. To the Servicer’s best knowledge, there are no proceedings or investigations pending, or threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate, (ii) seeking to prevent the issuance of the Notes or the Certificate or the consummation of any of the transactions contemplated by this Agreement, the Indenture or any of the other Basic Documents, (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement, the Indenture, any of the other Basic Documents, the Notes or the Certificate or (iv) relating to the Servicer and which might adversely affect the Federal or state income tax attributes of the Notes or the Certificate.

(f) No Insolvent Obligors. As of the Cut-off Date, no Obligor on a Receivable is shown on the Receivable Files as the subject of a bankruptcy proceeding.

SECTION 7.02 Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer under this Agreement.

(a) The Servicer shall defend, indemnify and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Noteholders, the Certificateholder and the Seller and any of the officers, directors and agents of the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Seller from and against any and all costs, expenses, losses, damages, claims and liabilities (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Servicer), arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of any Financed Equipment.

(b) The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, and the Seller and their respective officers, directors and agents from and against any taxes that may at any time be asserted against any such Person with respect to the transactions contemplated herein, including any sales, gross receipts, general corporation, tangible personal property, privilege or license taxes (but, in the case of the Issuing Entity, not including any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, or asserted with respect to ownership of the Receivables, or Federal or other income taxes arising out of distributions on the Certificate or the Notes) and costs and expenses (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Servicer) in defending against the same.

(c) The Servicer shall indemnify, defend and hold harmless the Issuing Entity, the Owner Trustee, the Indenture Trustee, the Seller, the Certificateholder and the Noteholders and any of the officers, directors and agents of the Issuing Entity, the Owner Trustee, the Indenture Trustee and the Seller from and against any and all costs, expenses, losses, claims, damages and liabilities (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Servicer) to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement or on account of the failure of the Servicer to be qualified to do business as a foreign corporation or to have obtained a license or approval in any jurisdiction.

(d) The Servicer shall indemnify, defend and hold harmless the Owner Trustee and the Indenture Trustee and their respective officers, directors and agents from and against all costs, expenses, losses, claims, damages and liabilities (including any legal fees, costs and expenses incurred in connection with any enforcement (including any action, claim, or suit brought) by an indemnified party of any indemnification obligation of the Servicer) arising out of or incurred in connection with the acceptance or performance of the trusts and duties herein and contained in the Trust Agreement, in the case of the Owner Trustee, and contained in the Indenture, in the case of the Indenture Trustee, except to the extent that such cost, expense, loss, claim, damage or liability: (i) shall be due to the willful misconduct, bad faith or negligence (except for errors in judgment) of the Owner Trustee or the Indenture Trustee as applicable; or (ii) shall arise from the breach by the Owner Trustee of any of its representations or warranties set forth in Section 7.03 of the Trust Agreement.

(e) To the extent not indemnified by the Seller under Section 6.03, the Servicer shall pay any and all taxes levied or assessed upon all or any part of the Owner Trust Estate, other than any taxes asserted with respect to, and as of the date of, the sale of the Receivables to the Issuing Entity or the issuance and original sale of the Certificate and the Notes, or Federal or other income taxes imposed on the Issuing Entity because of its classification or reclassification for tax purposes, or Federal or other income taxes arising out of distributions on the Certificate or the Notes, and the Servicer shall pay and indemnify against any and all state and local property taxes (including taxes on intangibles), excise taxes, sales taxes, franchise taxes (excluding franchise taxes based on or measured by income) and similar taxes levied or assessed upon all or any part of the Owner Trust Estate including, without limitation, the Receivables.

(f) The Servicer shall pay the Indenture Trustee from time to time reasonable compensation for all services rendered by the Indenture Trustee under the Indenture (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

(g) The Servicer shall, except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Indenture Trustee in accordance with any provision of the Indenture (including, but not limited to, the reasonable compensation, expenses and disbursements of its agents and either in-house counsel or outside counsel, but not both) except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

(h) The Servicer shall pay (or cause to be paid) when due and shall indemnify, defend and hold harmless the Issuing Entity from and against all liability as a result of Treasury Regulation Section 1.1502-6(a) or a similar provision under state or local law for income, franchise, gross receipts or other doing business taxes of the Servicer and any other corporation or entity (other than the Issuing Entity) that joins or has ever joined (or is or has ever been required to join) with the Servicer or the Seller in filing any consolidated, combined or unitary tax return, and costs and expenses in defending against the same; provided, however, the Issuing Entity shall be liable for and shall pay when due any and all taxes of the Issuing Entity (including from ownership and collection of the Receivables) determined on a separate entity basis and no claim may be made and no amount indemnified against under this Section 7.02(h) on account of taxes of the Issuing Entity.

(i) The Servicer shall pay the expenses associated with replacing the Indenture Trustee with a successor indenture trustee, unless the removal of the Indenture Trustee is a result of the willful misconduct, negligence or bad faith of the Indenture Trustee as determined by a final non-appealable order by a court of competent jurisdiction, in which case the removed Indenture Trustee will be responsible for such expenses.

For purposes of this Section 7.02, in the event of the termination of the rights and obligations of JDCC (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.01, or a resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.02.

Indemnification under this Section shall survive the resignation or removal of the Owner Trustee or the Indenture Trustee or the termination of this Agreement and shall include reasonable fees and expenses of counsel and expenses of litigation and any costs of enforcement of the Servicer’s indemnification obligation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

SECTION 7.03 Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (a) into which the Servicer may be merged or consolidated, (b) which may result from any merger or consolidation to which the Servicer shall be a party, (c) which may succeed to the properties and assets of the Servicer substantially as a whole, or (d) with respect to the Servicer’s obligations hereunder, which is a corporation 50% or more of the voting stock of which is owned, directly or indirectly, by Deere, which Person executed an agreement of assumption to perform every obligation of the Servicer hereunder, shall be the successor to the Servicer under this Agreement without further act on the part of any of the parties to this Agreement; provided, however, that (i) immediately after giving effect to such transaction, no Servicer Default, and no event which, after notice or lapse of time, or both, would become a Servicer Default shall have occurred and be continuing, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officers’ Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction and (iv) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed (if required) and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee, respectively, in the Receivables and reciting the details of such filings or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interests. The Servicer shall provide the Seller in writing with such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to a successor servicer. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (i), (ii), (iii) and (iv) above shall be conditions to the consummation of the transactions referred to in clause (a), (b), (c) or (d) above.

SECTION 7.04 Limitation on Liability of Servicer and Others. Neither the Servicer nor the Sub-Servicer nor any of the directors or officers or employees or agents of the Servicer or the Sub-Servicer, as the case may be, shall be under any liability to the Issuing Entity, the Noteholders or the Certificateholder, except as provided under this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Servicer, the Sub-Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in the performance of duties or by reason of reckless disregard of obligations and duties under this Agreement. The Servicer, the Sub-Servicer and any director or officer or employee or agent of the Servicer or the Sub-Servicer, as the case may be, may rely in good faith on any document of any kind prima facie properly executed and submitted by any person respecting any matters arising under this Agreement.

Except as provided in this Agreement, neither the Servicer nor the Sub-Servicer shall be under any obligation to appear in, prosecute or defend any legal action that shall not be incidental to its duties to service the Receivables in accordance with this Agreement, and that in its opinion may involve it in any expense or liability; provided, however, that the Servicer or the Sub-Servicer may undertake any reasonable action that it may deem necessary or desirable in respect of this Agreement and the Basic Documents and the rights and duties of the parties to this Agreement and the Basic Documents and the interests of the Certificateholder under this Agreement and the Noteholders under the Indenture.

SECTION 7.05 JDCC Not to Resign as Servicer. Subject to the provisions of Section 7.03, JDCC shall not resign from the obligations and duties hereby imposed on it as Servicer under this Agreement except upon determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law. Notice of any such determination permitting the resignation of JDCC shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No such resignation shall become effective until the Indenture Trustee or a successor Servicer shall have assumed the responsibilities and obligations of JDCC in accordance with Section 8.02 and provided the Seller in writing with such information as reasonably requested by the Seller to comply with its Exchange Act reporting obligations with respect to such resignation.

SECTION 7.06 Servicer to Act as Administrator. In the event of the resignation or removal of the Administrator and the failure of a successor Administrator to have been appointed and to have accepted such appointment as successor Administrator, the Servicer shall become the successor Administrator and shall be bound by the terms of the Administration Agreement.

ARTICLE VIII

Default

SECTION 8.01 Servicer Default. If any one of the following events (a “Servicer Default”) shall occur and be continuing:

(a)

any failure by the Servicer to deliver to the Indenture Trustee for deposit in any of the Trust Accounts or the Certificate Distribution Account any required payment or to direct the Indenture Trustee to make any required distributions therefrom that shall continue unremedied for a period of three Business Days after written notice of such failure is received by the Servicer from the Owner Trustee or the Indenture Trustee or after discovery of such failure by an officer of the Servicer; or

(b)

failure on the part of the Servicer or the Seller, as the case may be, duly to observe or to perform in any material respect any other covenants or agreements of the Servicer or the Seller (as the case may be) set forth in this Agreement or any other Basic Document, which failure shall (i) materially and adversely affect the rights of Certificateholder or Noteholders and (ii) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given (A) to the Servicer or the Seller (as the case may be) by the Owner Trustee or the Indenture Trustee or (B) to the Servicer or the Seller (as the case may be), and to the Owner Trustee and the Indenture Trustee by the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes or the Certificateholder (as defined in the Trust Agreement); or

(c)	an Insolvency Event occurs with respect to the Servicer;

then, and in each and every case, so long as the Servicer Default shall not have been remedied, either the Indenture Trustee (so long as a Trust Officer of the Indenture Trustee has received notice or has actual knowledge of such Servicer Default), or the Holders of Notes evidencing not less than 25% of the Outstanding Amount of the Notes, by notice then given in writing to the Servicer (and to the Indenture Trustee and the Owner Trustee if given by the Noteholders) may terminate all the rights and obligations (other than the obligations set forth in Section 7.02 hereof) of the Servicer under this Agreement. On or after the receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Notes, the Certificate or the Receivables or otherwise, shall, without further action, pass to and be vested in the Indenture Trustee or such successor Servicer as may be appointed under Section 8.02; and, without limitation, the Indenture Trustee and the Owner Trustee are hereby authorized and empowered to execute and deliver, on behalf of the predecessor Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents, or otherwise. The predecessor Servicer shall cooperate with the successor Servicer, the Indenture Trustee and the Owner Trustee in effecting the termination of the responsibilities and rights of the predecessor Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all relevant documents, data and cash amounts that shall at the time be held by the predecessor Servicer for deposit, or shall thereafter be received by it with respect to a Receivable and the successor Servicer shall not be liable if it cannot perform due to the failure of the predecessor Servicer to so deliver. All reasonable costs and expenses (including reasonable attorneys’ fees) incurred in connection with transferring the Receivable Files to the successor Servicer (including any such transfer effected in accordance with Section 10.02(f)) and amending this Agreement to reflect such succession as Servicer pursuant to this Section shall be paid by the predecessor Servicer upon presentation of reasonable documentation of such costs and expenses. Upon receipt of notice of the occurrence of a Servicer Default, the Owner Trustee shall give notice thereof to the Administrator, which shall make such notice available to the Rating Agencies.

SECTION 8.02 Appointment of Successor.

(a) Upon the Servicer’s receipt of notice of termination, pursuant to Section 8.01 or the Servicer’s resignation in accordance with the terms of this Agreement, the predecessor Servicer shall continue to perform its functions as Servicer under this Agreement, in the case of termination, only until the date specified in such termination notice or, if no such date is specified in a notice of termination, until receipt of such notice and, in the case of resignation, until the earlier of (x) the date 45 days from the delivery to the Owner Trustee and the Indenture Trustee of written notice of such resignation (or written confirmation of such notice) in accordance with the terms of this Agreement or (y) the date upon which the predecessor Servicer shall become unable to act as Servicer, as specified in the notice of resignation and accompanying Opinion of Counsel. In the event of the Servicer’s termination hereunder, the Indenture Trustee shall appoint a successor Servicer, and the successor Servicer shall accept its appointment by a written assumption in form acceptable to the Owner Trustee and the Indenture Trustee. In the event that a successor Servicer has not been appointed at the time when the predecessor Servicer has ceased to act as Servicer in accordance with this Section, pending the appointment of and acceptance by a successor Servicer, the Indenture Trustee without further action shall automatically be appointed and serve as the successor Servicer and the Indenture Trustee shall be entitled to the Servicing Fee; provided, however, the provisions of Section 7.01 shall not apply and the provisions of Section 4.07 shall not apply in the case of a breach by a predecessor Servicer. The Indenture Trustee may delegate any of its servicing obligations to an Affiliate or agent in accordance with Section 4.14. The Indenture Trustee shall not be liable for any action or failure to act on the part of the predecessor Servicer. Notwithstanding the above, the Indenture Trustee shall, if it shall be unwilling or legally unable so to act, appoint or petition a court of competent jurisdiction to appoint, any established institution, having a net worth of not less than $50,000,000 and whose regular business shall include the servicing of equipment receivables, as the successor to the Servicer under this Agreement.

(b) Upon appointment, the successor Servicer (including the Indenture Trustee acting as successor Servicer) shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement. Notwithstanding anything to the contrary contained herein, in no event shall the Indenture Trustee as successor Servicer be liable for the payment or reimbursement of fees, expenses or other amounts (including indemnities other than those resulting from the actions of the Indenture Trustee as successor Servicer) of the Owner Trustee, the Indenture Trustee or the Asset Representations Reviewer, fees and expenses of the attorneys for the Owner Trustee, the Indenture Trustee or the Asset Representations Reviewer, fees and expenses of any custodian and fees and expenses of independent accountants or expenses incurred in connection with distributions and reports to the Noteholders.

(c) Subject to the Indenture Trustee’s right to appoint a successor Servicer pursuant to Section 8.02(a) after the Indenture Trustee has become the Servicer, the Servicer may not resign unless it is prohibited from serving as such by law.

SECTION 8.03 Notification to Noteholders and the Certificateholder. Upon any termination of, or appointment of a successor to the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholder and the Indenture Trustee shall give prompt written notice thereof to Noteholders and the Administrator, which shall make a copy of such notice available to the Rating Agencies.

SECTION 8.04 Waiver of Past Defaults. The Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes, on behalf of all Noteholders (or the Holder (as defined in the Trust Agreement) of the Certificate, in the case of any default which does not adversely affect the Indenture Trustee or the Noteholders) may, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

ARTICLE IX

Termination

SECTION 9.01 Optional Purchase of All Receivables and Termination.

(a) On the last day of any Collection Period immediately preceding a Payment Date as of which the then outstanding Note Value is 10% or less of the initial Note Value as of the Cut-off Date, the Servicer shall have the option to purchase the Owner Trust Estate, other than the Trust Accounts and the Certificate Distribution Account; provided, however, that the Servicer may not effect any such purchase so long as the rating on Deere’s long-term debt obligations is less than “Baa3” by Moody’s, unless the Owner Trustee, the Administrator and the Indenture Trustee shall have received an Opinion of Counsel to the effect that such purchase would not constitute a fraudulent conveyance; provided further that the Administrator shall make a copy of such Opinion of Counsel available to each Rating Agency and the Rating Agency Condition is satisfied with respect to such purchase. To exercise such option, the Servicer shall deposit pursuant to Section 5.03 in the Collection Account an amount equal to the aggregate Purchase Amount for the Receivables (including defaulted Receivables) and shall succeed to all interests in and to the Trust.

(b) Upon any sale of the assets of the Trust pursuant to Section 9.02 of the Trust Agreement, the Servicer shall instruct the Indenture Trustee to deposit the proceeds from such sale after all payments and reserves therefrom have been made (the “Insolvency Proceeds”) in the Collection Account. On the Payment Date on which the Insolvency Proceeds are deposited in the Collection Account (or, if such proceeds are not so deposited on a Payment Date, on the Payment Date immediately following such deposit), the Servicer shall instruct the Indenture

Trustee to make the following deposits (after the application on such Payment Date of the Total Distribution Amount and funds on deposit in the Reserve Account pursuant to Sections 5.04 and 5.05) from the Insolvency Proceeds and any funds remaining on deposit in the Reserve Account (including the proceeds of any sale of investments therein as described in the following sentence):

(i) to the Note Distribution Account, any portion of the accrued but unpaid interest on the Notes not otherwise deposited into the Note Distribution Account on such Payment Date;

(ii) to the Note Distribution Account, the outstanding principal balance of the Notes (after giving effect to the reduction in the outstanding principal balance of the Notes to result from the deposits made in the Note Distribution Account on such Payment Date and on prior Payment Dates); and

(iii) to the Certificate Distribution Account, the Insolvency Proceeds remaining.

Any investments on deposit in the Reserve Account and the Note Distribution Account which will not mature on or before such Payment Date shall be sold by the Indenture Trustee at such time as will result in the Indenture Trustee receiving the proceeds from such sale not later than the Transfer Date preceding such Payment Date. Any Insolvency Proceeds remaining after the deposits described above shall be paid to the Seller.

(c) Notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

(d) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on, and the cancellation of all of, the Notes, the Certificateholder will succeed to the rights of the Noteholders hereunder other than Section 5.06(a) and the Owner Trustee will succeed to the rights of the Indenture Trustee pursuant to this Agreement.

(e) This Agreement shall terminate upon the termination of the Trust.

ARTICLE X

Miscellaneous Provisions

SECTION 10.01 Amendment. This Agreement may be amended by the Seller, the Servicer and the Owner Trustee, with the consent of the Indenture Trustee, but without the consent of any of the Noteholders or the Certificateholder, to cure any ambiguity, to correct or supplement any provision in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that such action shall not, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further that 10 days’ (or, in the case of Fitch, 10 Business Days’) prior written notice of any such amendment be made available to each Rating Agency by the

Administrator and, if Moody’s notifies the Owner Trustee that such amendment will result in a downgrading or withdrawal of the then-current rating of any class of the Notes or the Certificate, such amendment shall become effective with the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Certificateholder; provided further that any solicitation of such consent shall disclose the downgrading or withdrawal that would result from such amendment.

This Agreement may also be amended from time to time, with 10 days prior written notice made available to each of the Rating Agencies by the Administrator, by the Seller, the Servicer and the Owner Trustee, with the consent of the Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holder of the Certificate, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes or remove the consent right of the Holder of the Certificate, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the consent of the Certificateholder, as applicable.

Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholder.

It shall not be necessary for the consent of the Certificateholder or the Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

Prior to the execution of any amendment to this Agreement, the Owner Trustee and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(j)(1) and that all conditions precedent have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee’s or the Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 10.02 Protection of Title to Trust.

(a) The Seller shall file (and if required, authorize) such financing statements and cause to be authorized and filed such continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain, and protect the interest of the Issuing Entity and the interests of the Indenture Trustee in the Receivables and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b) Neither the Seller nor the Servicer shall change its name, identity, corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-506 of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days’ prior written notice thereof and shall have promptly filed appropriate new financing statements and/or amendments to all previously filed financing statements or continuation statements.

(c) Each of the Seller and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least 60 days prior written notice of any relocation of its jurisdiction of organization if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statements as the case may be. The Servicer shall at all times maintain each office from which it shall service Receivables, and its jurisdiction of organization, within the United States of America.

(d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) the reader thereof to know at any time the status of such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on (or with respect to) each Receivable and the amounts from time to time deposited in the Collection Account in respect of such Receivable.

(e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuing Entity and the Indenture Trustee in such Receivable and that such Receivable is owned by the Issuing Entity and has been pledged to the Indenture Trustee. Indication of the Issuing Entity’s and the Indenture Trustee’s interest in a Receivable shall be deleted from or modified on the Servicer’s computer systems when, and only when, the related Receivable shall have been paid in full, purchased or repurchased.

(f) In the event that (x) a successor Servicer is appointed to replace JDCC as Servicer pursuant to Section 8.02 and (y) the technology system or software of such successor Servicer used to originate electronic contracts and record information related thereto is not compatible with such system or software utilized by JDCC as the Servicer, then, unless otherwise instructed by the Indenture Trustee, with respect to each Receivable constituting “electronic chattel paper” as defined in Section 9-102(a)(31) of the UCC, an authorized representative of JDCC shall use commercially reasonable efforts to convert the “authoritative copy” within the meaning of Section 9-105 of the UCC of such Receivable into tangible form by permanently removing such authoritative copy from the JDCC System and causing a contract in tangible form to be printed as the tangible authoritative copy. Such tangible authoritative copy shall include a legend identifying such authoritative copy as the “original.” Upon such conversion into tangible chattel paper, such Receivable shall be transferred and delivered to the possession of the successor Servicer in accordance with the terms of Section 8.01.

(g) If at any time the Seller or the Servicer shall propose to sell, grant a security interest in, or otherwise transfer any interest in equipment receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuing Entity and has been pledged to the Indenture Trustee.

(h) The Servicer shall permit the Indenture Trustee and its agents at any time during normal business hours to inspect, audit and make copies of and abstracts from the Servicer’s records regarding any Receivable. The Indenture Trustee and its agents shall give reasonable notice of any such inspection or audit and such inspection shall be conducted in a manner that does not cause undue disruption or interference with the Servicer’s business.

(i) Upon request, the Servicer shall furnish to the Owner Trustee or to the Indenture Trustee, within five Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer’s Certificates furnished before such request indicating removal of Receivables from the Trust.

(j) The Servicer shall deliver to the Owner Trustee and the Indenture Trustee:

(1) promptly after the execution and delivery of this Agreement and of each amendment thereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(2) within 90 days after the beginning of each calendar year beginning with the first calendar year beginning more than three months after the Cut-off Date, an Opinion of Counsel, dated as of a date during such 90-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Owner Trustee and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

(k) The Seller shall, to the extent required by applicable law, cause the Certificate and the Notes to be registered with the Commission pursuant to Section 12(b) or Section 12(g) of the Exchange Act within the time periods specified in such sections.

SECTION 10.03 Notices. All demands, notices, instructions and communications upon or to the Seller, the Servicer, the Owner Trustee, the Indenture Trustee or the Rating Agencies under this Agreement shall be in writing, personally delivered, sent by facsimile or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Seller, to John Deere Receivables LLC, 10587 Double R Blvd, Suite 100, Reno, Nevada 89521, Attention: Manager (775-786-5527), and in each case, with a copy to Assistant Treasurer, Deere & Company, One John Deere Place, Moline, Illinois 61265-8098 (309-748-5252), (b) in the case of the Servicer, to John Deere Capital Corporation, 10587 Double R Blvd, Suite 100, Reno, Nevada 89521, Attention: Manager (775-786-5527), and in each case, with a copy to Assistant Treasurer, Deere & Company, One John Deere Place, Moline, Illinois 61265-8098 (309-748-5252), (c) in the case of the Issuing Entity or the Owner Trustee, at the Corporate Trust Office (as defined in the Trust Agreement), (d) in the case of the Indenture Trustee, at the Corporate Trust Office, (e) in the case of Moody’s, to Moody’s Investors Service, Inc., ABS Monitoring Department, 7 World Trade Center, 250 Greenwich Street, New York, New York 10007, (f) in the case of Fitch, to Fitch Ratings, Inc., 33 Whitehall Street, New York, New York 10004, Attention: ABS Surveillance, and (g) in the case of the Asset Representations Reviewer, via electronic mail to ARRNotices@clayton.com and to Clayton Fixed Income Services LLC, 2638 Falkenburg Road, Riverview, FL 33578, Attention: SVP, with a copy to Covius Services, LLC, 720 S. Colorado Blvd, Suite 200, Glendale, CO 80246, Attention: Legal Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

SECTION 10.04 Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Seller or the Servicer.

SECTION 10.05 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Seller, the Servicer, the Issuing Entity, the Owner Trustee, the Certificateholder, the Indenture Trustee and the Noteholders and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

SECTION 10.06 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10.07 Electronic Signatures; Separate Counterparts. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the

Federal Electronic Signatures in Global and National Commerce Act or any other similar state laws based on the Uniform Electronic Transactions Act, and this Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC, in each case to the extent applicable (collectively, “Signature Law”). Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute one and the same instrument. For avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings and authentication of securities when required under the UCC or other Signature Law due to the character or intended character of the writings.

SECTION 10.08 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

SECTION 10.09 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 10.10 Assignment to Indenture Trustee. The Seller hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuing Entity to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuing Entity in, to and under the Receivables and/or the assignment of any or all of the Issuing Entity’s rights and obligations hereunder to the Indenture Trustee.

SECTION 10.11 Nonpetition Covenants.

(a) Notwithstanding any prior termination of this Agreement, the Servicer and the Seller shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuing Entity, acquiesce, petition or otherwise invoke or cause the Issuing Entity to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuing Entity.

(b) Notwithstanding any prior termination of this Agreement, the Servicer shall not, prior to the date which is one year and one day after there has been paid in full all debt issued by any securitization vehicle in respect of which the Seller holds any interest, acquiesce, petition or otherwise invoke, or cause the Seller to invoke, the process of any court or government authority for the purpose of commencing or sustaining a case against the Seller under any Federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Seller or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Seller.

SECTION 10.12 Limitation of Liability of Owner Trustee and Indenture Trustee.

(a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Computershare Delaware Trust Company not in its individual capacity, but solely in its capacity as Owner Trustee of the Issuing Entity and in no event shall Computershare Delaware Trust Company in its individual capacity have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuing Entity hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

(b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by U.S. Bank Trust Company, National Association not in its individual capacity, but solely as Indenture Trustee and U.S. Bank National Association not in its individual capacity, but solely as Account Bank and in no event shall U.S. Bank Trust Company, National Association or U.S. Bank National Association have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuing Entity hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuing Entity.

SECTION 10.13 Additional Securities. The issuance of any securities by John Deere Owner Trust 2022, other than the Notes and the Certificate, will require satisfaction of the Rating Agency Condition.

ARTICLE XI

Asset Representations Review; Dispute Resolution; Investor Communications

SECTION 11.01 Asset Representations Review

(a) If a Delinquency Trigger has occurred with respect to any Collection Period, the Servicer will promptly disclose such Delinquency Trigger (including a reasonably detailed explanation of the calculation thereof) in a notice to JDCC, the Seller and the Indenture Trustee and on the Servicer’s Certificate and on the Form 10-D for such Collection Period. Such Form 10-D filing shall include a description of the rights of the Noteholders and Note Owners to vote to initiate an Asset Representations Review of all the ARR Receivables by the Asset Representations Reviewer pursuant to Article 12 of the Indenture and the Asset Representations Review Agreement and information on how Noteholders can contact the Indenture Trustee in order to vote.

(b) If the Indenture Trustee notifies the Servicer that sufficient Requesting Noteholders have requested a vote on whether a review of all ARR Receivables by the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement shall occur, then the Servicer shall:

(i) promptly set a deadline for the receipt of Noteholder votes on that matter, which shall be no earlier than 150 days after the date of filing of the Form 10-D including the disclosure of the Delinquency Trigger in accordance with Section 11.01(a);

(ii) promptly notify the Indenture Trustee of the deadline set pursuant to clause (b)(i) above; and

(iii) promptly prepare and send to the Administrator and the Indenture Trustee, and the Indenture Trustee shall further distribute such notice to each Noteholder (and to each applicable Clearing Agency for distribution to Note Owners in accordance with the rules of such Clearing Agency), a notice (A) stating that there will be a Noteholder vote pursuant to Section 12.02 of the Indenture on whether to initiate an Asset Representations Review of all ARR Receivables by the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, and (B) describing the procedures pursuant to which such vote will be conducted.

(c) If the Indenture Trustee notifies the Servicer pursuant to Section 12.02 of the Indenture that sufficient Noteholders have voted within the required time to initiate an Asset Representations Review of all ARR Receivables by the Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, then the Servicer shall:

(i) promptly direct the Asset Representations Reviewer to initiate an Asset Representations Review of the ARR Receivables;

(ii) within 45 days of receipt by the Servicer of such notice from the Indenture Trustee, notify the Asset Representations Reviewer and the Indenture Trustee of the number and identity of the ARR Receivables;

(iii) within 45 days after receipt by the Servicer of such notice from the Indenture Trustee, render reasonable assistance, including granting access to copies of any underlying documents, Receivables Files and all other relevant documents related to the ARR Receivables, to the Asset Representations Reviewer to facilitate the performance of an Asset Representations Review of all ARR Receivables, pursuant to Section 3.05 of the Asset Representations Review Agreement. The Servicer may redact any materials provided to the Asset Representations Reviewer in order to remove any personally identifiable customer information to the extent such redaction does not change the meaning or usefulness of such materials; and

(iv) provide such other reasonable assistance to the Asset Representations Reviewer as it requests in order to facilitate its Asset Representations Review of the ARR Receivables pursuant to the Asset Representations Review Agreement.

(d) Upon receipt of a Review Report pursuant to Section 3.07 of the Asset Representations Review Agreement, the Servicer shall:

(i) redact such report to remove any Personally Identifiable Information (as defined in the Asset Representations Review Agreement) before providing such report to the Indenture Trustee in connection with any request from Noteholders pursuant to Section 12.04 of the Indenture; and

(ii) include the summary of the Review Report’s findings and conclusions in the Form 10-D to be filed in connection with the Collection Period in which such Review Report was received.

(e) Upon receipt of a Review Report pursuant to Section 3.07 of the Asset Representations Review Agreement, the Seller shall evaluate such Review Report to determine whether any ARR Receivable should be repurchased as a result of a breach of any representation or warranty made by JDCC under Section 3.02(b) of the Purchase Agreement.

SECTION 11.02 Dispute Resolution.

(a) If a Requesting Party provides notice of a referral of a Repurchase Request to an ADR Proceeding pursuant to Section 3.02, such Requesting Party shall (i) initiate the proceedings within 90 days after the end of the 180-day period following the delivery of a Repurchase Request and (ii) provide notice (as defined by the Arbitration Rules) to JDCC and the Seller of its intent to pursue resolution through an ADR Proceeding and specifying whether such ADR Proceeding shall be mediation or arbitration within 30 days after receipt of the Repurchase Response Notice; and the Seller shall acknowledge and respond to such notice within 30 days after its receipt of such notice. The Seller agrees to participate in the resolution method selected by the Requesting Party.

(b) If the Requesting Party selects mediation as the resolution method, the following provisions will apply:

(i) The Seller and the Requesting Party shall agree on a neutral mediator approved by FINRA within 15 days of the Seller’s acknowledgement of the notice set forth in Section 11.02(a); provided that the mediator shall be an attorney specializing in commercial litigation with at least 15 years of experience, admitted to practice law in the State of New York and shall be appointed from a list of neutrals maintained by FINRA. In the event the Seller and Requesting Party cannot agree on a mediator, one will be appointed by FINRA in accordance with the applicable Arbitration Rules in effect at the time of such proceeding.

(ii) The Seller and the Requesting Party shall mutually agree upon the allocation of the expenses incurred in connection with the mediation; provided, however, that if the Seller and the Requesting Party do not agree on the allocation of expenses, such allocation between the Seller and the Requesting Party shall be determined in accordance with the Arbitration Rules in effect at the time of such proceeding.

(iii) The Seller and the Requesting Party shall use commercially reasonable efforts to begin the mediation within 30 days of the selection of the mediator and to conclude the mediation within 90 days of the start of the mediation.

(iv) If the Seller and the Requesting Party fail to agree at the completion of the mediation, the Requesting Party may submit the Repurchase Request to binding arbitration in accordance with Section 11.02(c).

(c) If the Requesting Party selects arbitration as the resolution method, the following provisions will apply:

(i) The matter will be referred to a panel of three arbitrators to be selected in accordance with Arbitration Rules in effect at the time of the arbitration (the “Panel”). The Panel will have the authority to schedule, hear and determine any motions, including dispositive and discovery motions, according to New York law, and will do so at the motion of any party.

(ii) The following procedural time limits shall apply:

(A) Discovery shall be completed within 30 days of appointment of the Panel;

(B) The evidentiary hearing on the merits shall commence no later than 60 days following the appointment of the Panel and shall proceed for no more than 10 consecutive Business Days, with equal time allotted to each side for the presentation of direct evidence and cross examination; and

(C) The Panel shall render its decision on the Repurchase Request within 90 days of the selection of the Panel;

provided that in each case, the Panel may modify such time limits if, based on the facts and circumstances of the particular dispute, good cause exists, there is an unavoidable delay or with the consent of all of the parties.

(iii) The following limitation on the arbitration proceeding shall apply:

(A) each party shall be limited to two witness depositions not to exceed five hours;

(B) each party shall be limited to two interrogatories;

(C) each party shall be limited to one document request; and

(D) each party shall be limited to one request for admissions;

provided that in each case, the Panel may modify such time limits if, based on the facts and circumstances of the particular dispute, good cause exists, there is an unavoidable delay or with the consent of all of the parties.

(iv) Any briefs submitted in the arbitration shall be no more than 10 pages each and shall be limited to (i) initial statements of the case, (ii) discovery motions and (iii) a pre-hearing brief.

(v) The Panel shall decide the Repurchase Request in accordance with this Agreement (including any choice of law provisions stated herein).

(vi) The Panel shall not be permitted to award punitive or special damages.

(vii) The Panel will also determine which of the Seller or the Requesting Party will be responsible for paying the dispute resolution fees, including attorneys’ fees, incurred in this process. Judgment on the award will be entered in any court having jurisdiction. Once the representations and warranties with respect to a Receivable have been reviewed by a Panel, the Panel’s decision will be binding with respect to that Receivable, and such Receivable may not be the subject of any additional mediation or arbitration.

(d) The following provisions will apply to both mediations and arbitrations:

(i) Any mediation or arbitration will be held in New York, New York;

(ii) The details and/or existence of any unfulfilled Repurchase Request, any informal meetings, mediations or arbitration proceedings conducted under this Section 11.02, including all offers, promises, conduct and statements, whether oral or written, made in the course of the parties’ attempt to informally resolve an unfulfilled Repurchase Request, and any discovery taken in connection with any arbitration, will be confidential, privileged and inadmissible for any purpose, including impeachment, in any mediation, arbitration or litigation, or other proceeding (including any proceeding under this Section 11.02). Such information will be kept strictly confidential and will not be disclosed or discussed with any third party (excluding a party’s attorneys, experts, accountants and other agents and representatives, as reasonably required in connection with any resolution procedure under this Section 11.02), except as otherwise required by law, regulatory requirement or court order. If any party to a resolution procedure receives a subpoena or other request for information from a third party (other than a governmental regulatory body) for such confidential information, the recipient will promptly notify the other party to the resolution procedure and will provide the other party with the opportunity to object to the production of its confidential information.

(iii) Under no circumstances will the Indenture Trustee, when acting as Requesting Party on behalf of Noteholders, be liable for any costs or expenses that could be allocated to the Requesting Party in any dispute resolution proceeding.

(iv) The place of any mediation or arbitration shall be in New York City, but any party may appear by video conference or teleconference.

(e) If FINRA no longer exists, or if its rules would no longer permit mediation or arbitration of the dispute, the matter will be administered by another nationally recognized mediation or arbitration organization, as applicable, selected by the Seller, using its relevant rules then in effect. However, if any such rules are inconsistent with the terms of the mediation or arbitration stated in this Agreement, the terms of this Agreement will apply.

SECTION 11.03 Investor Communications. A Noteholder (if the Notes are represented by Definitive Notes) or a Note Owner (if the Notes are represented by Book-Entry Notes) that seeks to communicate with other Noteholders or Note Owners about a possible exercise of rights under the Indenture or the other Basic Documents may send a request to the Servicer. Each request must include (i) the name of the requesting Noteholder or Note Owner, (ii) the method by which other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner, as applicable, and (iii) in the case of a Note Owner, a certification from that Person that it is a Note Owner, together with at least one form of documentation evidencing its ownership of a Note, which may be in the form of a trade confirmation, account statement, letter from a broker or dealer or similar document. A Noteholder or Note Owner, as applicable, that delivers a request to communicate with other Noteholders or Note Owners will be deemed to have certified to the Servicer that its request relates solely to a possible exercise of rights under the Indenture or the other Basic Documents, and will not be used for other purposes. On receipt of such a request, the Servicer will include in the Form 10-D to be filed for the Collection Period in which the request was received (A) a statement that the Servicer has received a communication request from a Noteholder or Note Owner, as applicable, that is interested in communicating with other Noteholders or Note Owners about a possible exercise of rights under the Indenture or the other Basic Documents, (B) the name of the requesting Noteholder or Note Owner, (C) the date the request was received and (D) a description of the method by which the other Noteholders or Note Owners, as applicable, may contact the requesting Noteholder or Note Owner. The Servicer is not required to include any additional information regarding the Noteholder or Note Owner and its request in the Form 10-D, and is required to disclose a Noteholder’s or a Note Owner’s request only where the communication relates to the exercise by a Noteholder or Note Owner of its rights under the Basic Documents. The Servicer will be responsible for the expenses associated with including in the Form 10-D the information set forth in this Section 11.03.

SECTION 11.04 Replacement of Asset Representations Reviewer. In the event of any resignation, removal, replacement or substitution of the Asset Representations Reviewer, or the appointment of a new Asset Representations Reviewer, pursuant to the terms of the Asset Representations Review Agreement, the Servicer will report the occurrence and date of such event, together with a description of the circumstances surrounding the change and, if applicable, information regarding the new Asset Representations Reviewer, in the Form 10-D filed by the Servicer for the Collection Period in which such change occurs.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

JOHN DEERE OWNER TRUST 2022

By:	Computershare Delaware Trust Company, not in its individual capacity but solely as Owner Trustee on behalf of the Trust,

By:	/s/ Tracy McLamb
Name: Tracy McLamb
Title: Vice President

JOHN DEERE RECEIVABLES LLC, Seller,

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary and Assistant Treasurer

JOHN DEERE CAPITAL CORPORATION, Servicer,

By:	/s/ Larry J. Gant
Name: Larry J. Gant
Title: Assistant Secretary and Assistant Treasurer

Acknowledged, Accepted and Agreed:

Computershare Delaware Trust Company, not in its individual capacity but solely as Owner Trustee,

By:	/s/ Tracy McLamb
Name: Tracy McLamb
Title: Vice President

Acknowledged, Accepted and Agreed:

U.S. Bank Trust Company, National Association, not in its individual capacity but solely as Indenture Trustee,

By:	/s/ Juan S. Hernandez
Name: Juan S. Hernandez
Title: Assistant Vice President

Acknowledged, Accepted and Agreed:

U.S. Bank National Association, not in its individual capacity but solely as Account Bank, with respect to Article V

By:	/s/ Juan S. Hernandez
Name: Juan S. Hernandez
Title: Assistant Vice President

SCHEDULE A

Schedule of Receivables

Documents on file at:

Kirkland & Ellis LLP

300 North LaSalle Street

Chicago, Illinois 60654

SCHEDULE B

Location of Receivable Files

10587 Double R Blvd, Suite 100

Reno, Nevada 89521

SCHEDULE C

LIST OF FISCAL MONTHS

FISCAL MONTH CUTOFF DATES (BY FISCAL YEAR)

Fiscal Month	Calendar Month	2022	2023	2024	2025	2026	2027	2028	2029
1	November	28-Nov-21	27-Nov-22	26-Nov-23	24-Nov-24	30-Nov-25	29-Nov-26	28-Nov-27	26-Nov-28
2	December	26-Dec-21	25-Dec-22	24-Dec-23	22-Dec-24	28-Dec-25	27-Dec-26	26-Dec-27	24-Dec-28
3	January	30-Jan-22	29-Jan-23	28-Jan-24	26-Jan-25	1-Feb-26	31-Jan-27	30-Jan-28	28-Jan-29
4	February	27-Feb-22	26-Feb-23	25-Feb-24	23-Feb-25	1-Mar-26	28-Feb-27	27-Feb-28	25-Feb-29
5	March	27-Mar-22	26-Mar-23	24-Mar-24	23-Mar-25	29-Mar-26	28-Mar-27	26-Mar-28	25-Mar-29
6	April	1-May-22	30-Apr-23	28-Apr-24	27-Apr-25	3-May-26	2-May-27	30-Apr-28	29-Apr-29
7	May	29-May-22	28-May-23	26-May-24	25-May-25	31-May-26	30-May-27	28-May-28	27-May-29
8	June	26-Jun-22	25-Jun-23	23-Jun-24	22-Jun-25	28-Jun-26	27-Jun-27	25-Jun-28	24-Jun-29
9	July	31-Jul-22	30-Jul-23	28-Jul-24	27-Jul-25	2-Aug-26	1-Aug-27	30-Jul-28	29-Jul-29
10	August	28-Aug-22	27-Aug-23	25-Aug-24	24-Aug-25	30-Aug-26	29-Aug-27	27-Aug-28	26-Aug-29
11	September	25-Sep-22	24-Sept-23	22-Sept-24	28-Sept-25	27-Sept-26	26-Sep-27	24-Sep-28	23-Sep-29
12	October	30-Oct-22	29-Oct-23	27-Oct-24	2-Nov-25	1-Nov-26	31-Oct-27	29-Oct-28	28-Oct-29

SCHEDULE D

Servicer’s Certificate

The undersigned hereby certify that (i) they are, respectively, a duly elected Senior Vice President and Assistant Secretary of John Deere Capital Corporation and (ii) this Servicing Certificate complies with the requirements of, and is being delivered pursuant to, Section 4.09 of the Sale and Servicing Agreement (the “Sale and Servicing Agreement”) dated as of March 16, 2022 between John Deere Owner Trust 2022, John Deere Receivables LLC and John Deere Capital Corporation.

Dated:

Name:
Title:	Senior Vice President

Name:
Title:	Assistant Secretary

SCHEDULE E

Statement to Certificateholder pursuant to Section 5.06(a)

Payment Date:

(1)	Amount of principal being paid or distributed:

(a)	Class A-1 Notes: per $1,000 original principal amount:

(b)	Class A-2 Notes: per $1,000 original principal amount:

(c)	Class A-3 Notes: per $1,000 original principal amount:

(d)	Class A-4 Notes: per $1,000 original principal amount:

(e)	Total:

(2)	(a) Amount of interest being paid or distributed:

(i)	Class A-1 Notes: per $1,000 original principal amount:

(ii)	Class A-2 Notes: per $1,000 original principal amount:

(iii)	Class A-3 Notes: per $1,000 original principal amount:

(iv)	Class A-4 Notes: per $1,000 original principal amount:

(v)	Total:

(3)	(a) Pool Balance at end of related Collection Period:

(b)	Note Value at end of related Collection Period:

(c)	Amount of Overcollateralization (i.e., the Note Value less the aggregate principal amount of the Notes) at end of related Collection Period:

(4)	After giving effect to distributions on this Payment Date:

(a)	(i) Outstanding principal amount of Class A-1 Notes:

(ii) A-1 Note Pool Factor:

(b)	(i) Outstanding principal amount of Class A-2 Notes:

(ii) A-2 Note Pool Factor:

(c)	(i) Outstanding principal amount of Class A-3 Notes:

(ii) A-3 Note Pool Factor:

(d)	(i) Outstanding principal amount of Class A-4 Notes:

(ii) A-4 Note Pool Factor:

(5)	(a) Amount of Servicing Fee:

(i)	per $1,000 original principal amount of Notes and Certificate:

(b)	Amount of Servicing Fee earned:

(c)	Amount of Servicing Fee paid:

(d)	Amount of Servicing Fee shortfall:

(6)	Amount of Administration Fee:

(7)	Amount paid to Indenture Trustee:

(8)	Amount paid to Owner Trustee:

(9)	Amount paid to Asset Representations Reviewer:

(a)	Section 5.04(iii) – Asset Representations Review Fees

(b)	Section 5.04(ix) – Asset Representations Review Fees

(10)	Amount paid to Certificateholder:

(11)	(a) Amount in Reserve Account:

(b)	Specified Reserve Account Balance:

(12)	(i) Payoff Amount of Receivables 60 days or more past due:

(ii)	Payoff Amount of Receivables 60 days or more past due as a percent of the Pool Balance at the end of the related Collection Period:

(13)	(i) Aggregate amount of net losses for the collection period:

(ii)	Cumulative amount of net losses:

(iii)	Cumulative net losses as a percent of initial Pool Balance (Cumulative Net Loss Ratio):

(14)	(a) Number of Receivables that were the subject of a repurchase demand in the related Collection Period:

(i)	Aggregate Principal Balance of Receivables:

(ii)	% of Pool Balance:

(b)	Number of Purchased Receivables in the related Collection Period:

(i)	Aggregate Principal Balance of Purchased Receivables:

(ii)	% of Pool Balance:

(c)	Number of Receivables pending repurchase (within cure period) in the related Collection Period:

(i)	Aggregate Principal Balance of Receivables:

(ii)	% of Pool Balance:

(d)	Number of repurchase demands in dispute in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

(e)	Number of repurchase demands withdrawn in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

(f)	Number of repurchase demands rejected in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

SCHEDULE F

Statement for Noteholders pursuant to Section 5.06(a)

Payment Date:

(1)	Before giving effect to distributions on this Payment Date:

(a)	(i) outstanding principal amount of Class A-1 Notes:

(ii)	A-1 Note Pool Factor

(b)	(i) outstanding principal amount of Class A-2 Notes:

(ii)	A-2 Note Pool Factor

(c)	(i) outstanding principal amount of Class A-3 Notes:

(ii)	A-3 Note Pool Factor

(e)	(i) outstanding principal amount of Class A-4 Notes:

(ii)	A-4 Note Pool Factor

(2)	Amount of principal being paid on Notes:

(a)	Class A-1 Notes: per $1,000 original principal amount:

(b)	Class A-2 Notes: per $1,000 original principal amount:

(c)	Class A-3 Notes: per $1,000 original principal amount:

(d)	Class A-4 Notes: per $1,000 original principal amount:

(f)	Total:

(3)	(a) Amount of interest being paid on Notes:

(i)	Class A-1 Notes: per $1,000 original principal amount:

(ii)	Class A-2 Notes: per $1,000 original principal amount:

(iii)	Class A-3 Notes: per $1,000 original principal amount:

(iv)	Class A-4 Notes: per $1,000 original principal amount:

(vi)	Total:

(4)	(a) Pool Balance (excluding accrued interest):

(i)	at beginning of related Collection Period:

(ii)	at end of related Collection Period:

(b)	Note Value:

(i)	at beginning of related Collection Period:

(ii)	at end of related Collection Period:

(c)	Overcollateralization (i.e., the Note Value less the aggregate principal amount of the Notes):

(i)	at beginning of related Collection Period:

(ii)	at end of related Collection Period:

(5)	After giving effect to distributions on this Payment Date:

(a)	(i) Outstanding principal amount of Class A-1 Notes:

(ii)	A-1 Note Pool Factor:

(b)	(i) Outstanding principal amount of Class A-2 Notes:

(ii)	A-2 Note Pool Factor:

(c)	(i) Outstanding principal amount of Class A-3 Notes:

(ii)	A-3 Note Pool Factor:

(d)	(i) Outstanding principal amount of Class A-4 Notes:

(ii)	A-4 Note Pool Factor:

(6)	(a) Amount of Servicing Fee:

per $1,000 original principal amount of Notes and Certificate:

(b)	Amount of Servicing Fee earned:

(c)	Amount of Servicing Fee paid:

(d)	Amount of Servicing Fee shortfall:

(7)	Amount of Administration Fee:

(8)	Amount of Asset Representations Review Fees (max $200,000 for any calendar year)

(9)	Amount paid to Certificateholder

(10)	(a) Amount in Reserve Account:

(b)	Specified Reserve Account Balance:

(11)	(a) Payoff Amount of Receivables 30-59 days past due as of the end of the period

(i)	Number of Receivables 30-59 days past due as of the end of the period

(ii)	Payoff Amount of Receivables 30-59 days past due as a percent of ending Pool Balance

(b)	Payoff Amount of Receivables 60-89 days past due as of the end of the period

(i)	Number of Receivables 60-89 days past due as of the end of the period

(ii)	Payoff Amount of Receivables 60-89 days past due as a percent of ending Pool Balance

(c)	Payoff Amount of Receivables 90-119 days past due as of the end of the period

(i)	Number of Receivables 90-119 days past due as of the end of the period

(ii)	Payoff Amount of Receivables 90-119 days past due as a percent of ending Pool Balance

(d)	Payoff Amount of Receivables 120-149 days past due as of the end of the period

(i)	Number of Receivables 120-149 days past due as of the end of the period

(ii)	Payoff Amount of Receivables 120-149 days past due as a percent of ending Pool Balance

(e)	Payoff Amount of Receivables 150-179 days past due as of the end of the period

(i)	Number of Receivables 150-179 days past due as of the end of the period

(ii)	Payoff Amount of Receivables 150-179 days past due as a percent of ending Pool Balance

(f)	Payoff Amount of Receivables 180 or more days past due as of the end of the period

(i)	Number of Receivables 180 or more days past due as of the end of the period

(ii)	Payoff Amount of Receivables 180 or more days past due as a percent of ending Pool Balance

(g)	Total Payoff Amount of Receivables 30 or more days past due as of the end of the period

(i)	Number of Receivables 30 or more days past due as of the end of the period

(ii)	Payoff Amount of Receivables 30 days or more past due as a percent of ending Pool Balance

(12)	(i) Payoff Amount of Receivables 60 days or more past due:

(ii)	Payoff Amount of Receivables 60 days or more past due as a percent of the Pool Balance at the end of the related Collection Period:

(13)	(a) Current Period Loss Information:

(i)	Realized losses to the Trust as of liquidation date (Gross Losses):

(ii)	Change in accrued loss on Receivables 180 or more days past due and unliquidated repossessed inventory[1]:

(iii)	Proceeds to the Trust after liquidation of Receivables (Recoveries):

(iv)	Aggregate amount of Net Losses (i+ii+iii)[1]:

(v)	Change in amount (Pay-off Amount) of Receivables 180 or more days past due[1]:

(vi)	Change in amount (Principal Balance) of Receivables with repossessed liquidated and unliquidated equipment:

(vii)	Change in number of Receivables with Recoveries:

(viii)	Change in number of Receivables with Net Losses[1]:

(ix)	Aggregate Net Loss as a percent of Initial Pool Balance[1]:

(x)	Aggregate Net Loss as a percent of average Pool Balance[1]:

(xi)	Change in Cumulative Average Net Loss amount for period[1]:

(b)	Cumulative Loss Information:

(i)	Realized losses to the Trust as of liquidation date (Gross Losses):

(ii)	Accrued loss on Receivables 180 or more days past due and unliquidated repossessed inventory:

(iii)	Proceeds to the Trust after liquidation of Receivables (Recoveries):

(iv)	Aggregate amount of Net Losses (i+ii+iii):

(v)	Amount (Pay-off) of Receivables 180 day or more past due:

(vi)	Amount (Principal) of Receivables with repossessed liquidated and unliquidated equipment:

(vii)	Number of Receivables with Recoveries:

(viii)	Number of Receivables with Net Losses:

(ix)	Aggregate Net Loss as a percent of Initial Pool Balance:

(x)	Aggregate Net Loss as a percent of average Pool Balance:

(xi)	Average Net Loss amount (iv/viii):

(14)	(a) Delinquency Trigger:

(b)	Payoff Amount of Receivables 60 or more days past due as a percent of ending Pool Balance:

(c)	Delinquency Trigger Occurred: Y/N

(15)	(a) Number of Receivables that were the subject of a repurchase demand in the related Collection Period:

(i)	Aggregate Principal Balance of Receivables:

(ii)	% of Pool Balance:

(b)	Number of Purchased Receivables in the related Collection Period:

(i)	Aggregate Principal Balance of Purchased Receivables:

(ii)	% of Pool Balance:

(c)	Number of Receivables pending repurchase (within cure period) in the related Collection Period:

(i)	Aggregate Principal Balance of Receivables:

(ii)	% of Pool Balance:

(d)	Number of repurchase demands in dispute in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

(e)	Number of repurchase demands withdrawn in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

(f)	Number of repurchase demands rejected in the related Collection Period:

(i)	Aggregate Principal Balance of related Receivables:

(ii)	% of Pool Balance:

1

Activity for the current period could result in a negative value as a result of Receivables 180 days or more past due becoming current, unliquidated repossessed equipment being liquidated and activity for those Receivables being moved to the realized loss line item (13(a)(i)), and/or loss estimates for Receivables 180 days or more past due and/or repossessed equipment that has not been liquidated changing as compared to estimates for prior periods.

SCHEDULE G

Instructions to the Trustee for payments and deposits pursuant to Section 5.04(b) of the Sale and Servicing Agreement:

(i)	Payment Date:

(ii)	Payment of Servicing Fee (including any previously unpaid Servicing Fees) to Servicer (if JDCC or an Affiliate is not the Servicer):

(iii)	Payments to Swap Counterparty:

(iv)	Payment of Administration Fee to Administrator:

(v)	Accrued and unpaid interest on the Notes for such Payment Date:

(vi)	Note Monthly Principal Distributable Amount to be deposited into Note Distribution Account:

(vii)	Deposit to Reserve Account to increase the amounts on deposit in the Reserve Account to the Specified Reserve Account Balance:

(viii)	Payment of Servicing Fee (including any previously unpaid Servicing Fees) to Servicer (if JDCC or an Affiliate is the Servicer):

(x)	Payment to Certificateholder:

APPENDIX A

Servicing Criteria

The assessment of compliance to be delivered by the Indenture Trustee shall address the criteria identified below.

Reference	Servicing Criteria

1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.

1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.